Exhibit 10.4

Contract No. 750-67761-2004

WAP 2.0 HOSTING AGREEMENT

PREMIUM WIRELESS SERVICES USA, INC.

D/B/A INFOSPACE MOBILE

AND

CELLCO PARTNERSHIP

d/b/a

VERIZON WIRELESS

June 24, 2004

WAP 2.0 HOSTING AGREEMENT

This WAP 2.0 Hosting Agreement (“Agreement”), dated as of June 24, 2004 (the “Effective Date”), is made by and between Premium Wireless Services USA, Inc., a California corporation and a wholly owned subsidiary of InfoSpace, Inc. (“InfoSpace”), with offices at 10940 Wilshire Blvd., 9th Floor, Los Angeles, CA 90024, and Cellco Partnership d/b/a Verizon Wireless (“Verizon Wireless”), a Delaware general partnership, having an office and principal place of business at 180 Washington Valley Road, Bedminster, New Jersey 07921. InfoSpace and Verizon Wireless are sometimes individually referred to herein as a “Party” and may be collectively referred to as the “Parties.”

RECITALS

A. InfoSpace is in the business of, among other things, providing wireless infrastructure products and services to its customers.

B. Verizon Wireless is in the business of, among other things, providing wireless telecommunications services to its customers.

C. Verizon Wireless desires that InfoSpace provide access to the products and services more particularly described on Exhibit B (collectively, the “Portal Services”), and InfoSpace is willing to provide access to the Portal Services to Verizon Wireless, pursuant to and in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

Now, therefore, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1	Definitions and Exhibits

All capitalized terms shall have the meanings ascribed to them in Exhibit A or as otherwise defined in this Agreement. All exhibits attached to this Agreement are hereby incorporated into, and are an integral part of this Agreement.

2	Rights and Obligations of the Parties

2.1 InfoSpace Services. Subject to the terms and conditions of this Agreement and during the Term, InfoSpace will make available to Verizon Wireless the Portal Services described in Exhibit B.

2.2 Verizon Wireless Materials. Subject to the terms and conditions of this Agreement and during the Term, Verizon Wireless hereby grants to InfoSpace the right to include and implement the Verizon Wireless Materials on the Portal Services.

2.3 Access to Adult Content. If Verizon Wireless elects to make available adult content under the terms of this Agreement, the Parties shall mutually agree on the terms and conditions governing such availability.

2.4 Limitations.

a.	Other than as explicitly set forth herein, Verizon Wireless and its Affiliates shall have no right to reproduce or sub-license, re-sell or otherwise distribute all or any portion of the Portal Services to any Person except that Verizon Wireless may distribute the Portal Services through its direct distribution channel including its communication stores, websites and its indirect distribution channel, including its authorized agents, retailers and subagents, provided that such distribution and/or sub-distribution is solely within the United States.

b.	Unless otherwise agreed to by the Parties, Verizon Wireless shall not authorize or assist any Third Party to: (i) remove, obscure, or alter any legal notices, including notices of Intellectual Property Rights present on or in the Portal Services or any other materials provided by InfoSpace, or (ii) insert any interstitial advertisements, pop-up windows, or other items or techniques that would alter the appearance or presentation of the Portal Services.

c.	InfoSpace shall not itself, and neither shall it authorize nor assist any Third Party in: (i) removing, obscuring, or altering any legal notices, including notices of Intellectual Property Rights present on or in the Verizon Wireless Materials or any other materials provided by Verizon Wireless, or (ii) insert any interstitial advertisements, pop-up windows, or other items or techniques that would alter the appearance or presentation of the Verizon Wireless Materials or the Verizon Wireless Services.

d.	Other than in connection with its performance under this Agreement, InfoSpace and its Affiliates shall have no right under this Agreement to reproduce or sub-license, re-sell or otherwise distribute all or any portion of the Verizon Wireless Materials to any Person.

e.	Each Party shall comply with all then-current applicable laws, rules, and regulations in connection with the exercise of its respective rights and obligations under this Agreement (including, without limitation, any law, rule or regulation related to individual privacy).

f.	Neither Party will reverse engineer, disassemble, decompile or otherwise attempt to discover the source code or trade secrets for any of the technology belonging to the other Party.

2.5 Technical Cooperation. Each of the Parties agree to provide reasonable technical cooperation to the other Party in order to implement the Portal Services. In addition, Verizon Wireless shall allow InfoSpace to implement, and/or shall cooperate with InfoSpace upon its request to assist with its implementation of any bug fixes or updates to the Portal Services.

2.6 Project Management. Each Party will appoint a single primary point of contact for project management and coordination. This individual will be responsible for coordinating internal teams and activities associated with the deployment of the Portal Services; prioritizing issues and change requests; providing internal communication of project schedule and status; and coordinating meetings and other joint activities between the Parties.

2.7 Training. As stated in Exhibit G hereto, on a mutually acceptable timeline to be determined by the Parties, InfoSpace will, as requested by Verizon Wireless, provide training and any associated documentation for Verizon Wireless employees who will train the Verizon Wireless customer service (WDSC) and technical support (WDTS) teams; Verizon Wireless operations employees (ATAC and Maintenance Engineering); Verizon Wireless Marketing and Business Development employees; and Verizon Wireless Technology Development employees. InfoSpace will provide up to one (1) week of such training that will be covered by the Setup Fee defined in Exhibit D. This training shall be conducted at a location to be mutually agreed upon by the Parties. Additional training sessions and documentation for Verizon Wireless Operations (ATAC and Maintenance Engineering), Marketing, Business Development, and Technology Development employees will be billed at InfoSpace’s then-current standard billing rates.

2.8 Attribution. Overall, InfoSpace is providing white label (no InfoSpace branding) Portal Services for Verizon Wireless. Verizon Wireless is the service provider as seen by the User. Verizon Wireless will take all calls from Users on any issues related to the Portal Service. InfoSpace will not display any attribution on the Portal Services systems.

2.9 Nonexclusivity. Each Party acknowledges and agrees that the rights granted to the other Party in this Agreement are non-exclusive, and that, without limiting the generality of the foregoing, nothing in this Agreement shall be deemed or construed to prohibit either Party from participating in similar business arrangements as those described herein.

2.10 Verizon Wireless Portal, “Look and Feel.”. Notwithstanding anything to the contrary in this Agreement, Verizon Wireless acknowledges and agrees that InfoSpace has created, acquired, or otherwise has rights in, and may, in connection with the performance of the services contemplated hereunder, employ, provide, modify, create, acquire or otherwise obtain rights in, various concepts, ideas, methods, methodologies, procedures, processes, know-how, techniques, models, templates, and generalized features of the structure, sequence, and organization of software, user interfaces, and screen designs, general purpose software tools, utilities, routines, logic, coherence, and methods of operation of systems. To the extent that InfoSpace uses its intellectual or other property in connection with the performance of the services set forth herein, InfoSpace shall retain all right, title and interest in and to such property. Verizon Wireless shall acquire no right, title or interest in or to such property. InfoSpace shall have the right, and shall otherwise be free, to design, develop, and deploy for itself or third parties deliverables, substantially similar to the deliverables provided to Verizon Wireless in connection with this Agreement, subject only to the following sentence. *** The Verizon Wireless portal ‘look and feel’ shall include the presentation (but not the

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

underlying functionality) of each of the Verizon Wireless Persistent Toolbar present on all InfoSpace hosted WAP pages; Verizon Wireless Dynamic Content window present on select Verizon Wireless hosted WAP pages (Homepage, News, Sports, Weather, Entertainment, Business); Verizon Wireless Vtext.com Text Alerts ‘View My Text Alerts’, ‘Modify My Text Alerts’ and ‘Set My Text Alerts’ WAP pages; and Verizon Wireless Premium Services Subscription WAP pages. The prohibition set forth in the previous sentence shall be applicable to design specifications proposed or created by InfoSpace, and shall not be deemed to prohibit InfoSpace from building to design specifications created by independent third parties.

2.11 Work Orders. Unless otherwise agreed, the Parties shall use the form attached hereto as Exhibit E (the “Work Order”) to document all modifications to the Portal Services. The Work Order shall set forth the work to be performed, the associated fees for such work, and any other applicable terms and conditions. InfoSpace will perform the tasks set forth on each Work Order and will use commercially reasonable efforts to complete such tasks according to the estimated timeline (if any) set forth on each such Work Order. To the extent reasonably possible, Verizon Wireless will cooperate with InfoSpace and provide such assistance as InfoSpace may reasonably request to fulfill its obligations under each such Work Order. InfoSpace’s obligation to complete the tasks specified in each such Work Order by the corresponding dates (if any) shall be subject to InfoSpace’s receipt from Verizon Wireless of all necessary Verizon Wireless Materials and/or technical specifications, if any, by the date set forth in each such Work Order for delivery of such materials, or if no date is set forth, by a date to be mutually agreed by the Parties. Unless otherwise specifically noted, all Work Orders shall be made under and incorporate the terms and conditions of this Agreement.

3	Payments

3.1 Payment Terms. Verizon Wireless shall remit payment to InfoSpace for undisputed amounts within forty-five (45) days from Verizon Wireless’ receipt of InfoSpace’s monthly invoice for services rendered. If Verizon Wireless disputes any charge shown on an InfoSpace invoice, Verizon Wireless shall pay the undisputed amounts per the terms of this Agreement and notify InfoSpace within *** of Verizon Wireless’ receipt of the invoice containing the disputed amounts. The Parties will work together to resolve any disputed amounts. InfoSpace shall send all invoices via courier service, with confirmation of receipt requested, to:

Verizon Wireless

2785 Mitchell Drive, ***

Walnut Creek, CA 94598

Attention: ***

3.2 Fees and Payments. Verizon Wireless shall pay to InfoSpace the fees set forth on Exhibit D in accordance with the terms and conditions of this Agreement and as set forth herein and on Exhibit D.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

3.3 No Additional Fees for Link Changes. For a period of *** following the Commercial Service Date, the Parties agree that Verizon Wireless shall pay InfoSpace no additional fee for adding or changing links using Deck Manager.

3.4 Verizon Wireless Audit of InfoSpace’s Obligations

a.	During the Term of this Agreement and *** thereafter, InfoSpace agrees to keep all usual and proper books and records relating to its performance under this Agreement. All such records shall be maintained in accordance with Generally Accepted Accounting Practices (GAAP). To verify InfoSpace’s compliance with this Agreement, Verizon Wireless may, during the Term of this Agreement and for ***, review copies of InfoSpace’s books and records strictly relating to reports and/or payments due under this Agreement. Any audit or inspection under this Section will be conducted *** by Verizon Wireless, and in manner that does not unreasonably interfere with InfoSpace operations. InfoSpace agrees to provide Verizon Wireless’ designated audit and/or inspection team with copies of all relevant books and records strictly relating to reports and/or payments due under this Agreement.

b.	If any audit or inspection conducted under this Section reveals that InfoSpace’s reporting has caused Verizon Wireless to materially over-pay fees due hereunder, InfoSpace will pay the costs incurred by Verizon Wireless as the result of its conducting such audit or inspection. Otherwise, Verizon Wireless will pay the costs incurred by Verizon Wireless as the result of its conducting such audit or inspection.

c.	For purposes of this Section, “materially” shall mean that the actual amount that Verizon Wireless should have paid, as disclosed by the audit, is more than *** less than that which Verizon Wireless has actually paid for the audited payment period.

d.	Verizon Wireless shall be entitled to conduct an audit or inspection under the terms of this Section ***.

e.	The results of any inspection or audit hereunder will be subject to the confidentiality obligations referenced in Section 14 of this Agreement.

3.5 Remuneration; Collection

InfoSpace may accept any check or payment without prejudice to its rights to recover the balance due or to pursue any other right or remedy. No endorsement or statement on any check or payment or letter accompanying any check or payment or elsewhere will be construed as an accord or satisfaction. Unless explicitly stated on Exhibit D, all amounts payable under this Agreement are denominated in United States dollars. In the event Verizon Wireless fails to make timely payment of any undisputed amount due and owing, InfoSpace shall have the right, in addition to all other remedies, to escalate the issue as per the terms outlined in Section 10 of this Agreement.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

3.6 Taxes.

a.	Subject to Section 3.6(c), if the Party receiving an amount paid pursuant to this Agreement (“Payee”) from the other Party (“Payor”) is required by law to collect any federal, state or local sales, excise or other similar tax from Payor (or if Payee is permitted by law to collect such tax from Payor and such tax is of a type which is customarily collected from buyers by sellers), then: (i) Payee shall bill such tax to Payor in the manner and for the amount required by law, (ii) Payor shall pay such billed amount of tax to Payee, and (iii) Payee shall remit such billed amount of tax to the appropriate tax authorities as required by law.

b.	Except as provided in Section 3.6(a), each Party shall bear its own liability under applicable law for all import and export duties and other governmental fees and taxes of whatever nature (including, without limiting the generality of the foregoing, any penalty, addition to tax or interest imposed with respect to such duties, fees or taxes) with respect to the transactions contemplated by this Agreement.

c.	Payee shall not bill to or otherwise attempt to collect from Payor any tax with respect to which Payor has provided Payee with an exemption certificate, direct pay number, or other reasonable basis for relieving Payee of its responsibility to collect such tax from Payor.

d.	If a Party is required by law to collect any federal, state or local sales, excise or other similar tax from its customer with respect to an amount to be paid by such customer for goods or services sold by such Party which incorporate one or more service or other elements furnished by the other Party, then, as between the Parties, the Party with the customer relationship shall be responsible for: (i) billing such tax to such customer in the manner and for the amount required by law, (ii) collecting such billed amount of tax from such customer, and (iii) remitting such billed amount of tax to the appropriate tax authorities as required by law.

e.	Each Party will cooperate, to the extent reasonably requested by the other Party, in connection with any refund claims for taxes and in connection with any audit, litigation or other proceeding with respect to taxes which involves the transactions contemplated by this Agreement.

f.

Except with respect to taxes described in Section 3.6(a), if any payments made by or on behalf of Payor under this Agreement are subject to any taxes, levies, customs, duties, deductions, charges or withholdings, or are subject to any other governmental liability or charge, including, without limiting the generality of the foregoing, any penalty, addition to tax or interest (each, a “Governmental Charge”), and Payor actually pays such Governmental Charge as required by law, then, to the extent that the payment of such Governmental Charge by Payor reduces a direct liability of Payee, Payor shall receive full credit from Payee for such payment as if it was an amount paid directly by Payor to Payee with respect to the amounts payable by Payor to Payee under this Agreement. Upon Payee’s request, Payor shall promptly take, at Payee’s expense, all actions reasonably requested by Payee to mitigate the aggregate amount of Governmental Charges (including, without limiting the generality of the foregoing, the accurate completion of forms, certificates and documents and the provision of accurate, non-confidential information to the relevant taxing authority); provided, however, that Payor shall not be required to take any such action which would subject Payor to any un-reimbursed expense. If Payor receives a receipt with respect to a Governmental Charge, then Payor shall furnish to Payee the original or a certified copy of such receipt.

4	User Data.

4.1 Ownership of User Data. Subject to the terms of applicable user agreements and this Section 4, Verizon Wireless shall own all rights in the User Data which it collects, or which is collected on its behalf during the Term of this Agreement.

4.2 Security of User Data. InfoSpace will use its best efforts to sufficiently protect the User Data from disclosure to or unauthorized access by any Third Party, or from becoming corrupt. These efforts shall include data encryption, application and network security and/or restricted access controls. InfoSpace shall abide by the policies and security standards described in Exhibit O, “Computing Security Policy.” With reference to Exhibit O, as it applies to Verizon Wireless Portal Services: Data Type is defined as Customer Information; Data Access is defined as Limited Group; and Data Type Owner is defined as User Manager and Deck Manager. All of the systems that make up the Verizon Wireless Portal Services are deemed business critical systems and are within the scope of the InfoSpace Disaster Recovery Plan, as defined in Exhibit O. InfoSpace shall provide Verizon Wireless with prior written notice of any major changes to Exhibit O, as defined therein.

4.3 Ownership of MIN and MDN. The Parties further agree that Verizon Wireless shall own and retain control over each User’s mobile identification number (“MIN”) and mobile dialing number (“MDN”). Should InfoSpace capture a User’s MIN or MDN, InfoSpace shall be entitled to use said information only in providing the Portal Services to Users under the terms and conditions of this Agreement.

4.4 Aggregate Information Generated in the Portal Services. With respect to Aggregate Information generated specifically by use of the Portal Services by Users, the Parties agree that each may collect the Aggregate Information, and that subject to the terms of any applicable user agreements and of this Section 4, Verizon Wireless shall own the rights thereto. Any use of Aggregate Information generated by the Portal Services: (a) must be used in accordance with the Verizon Wireless privacy policy, (b) must be used in accordance with applicable law, and (c) may not be provided or made available, in any form or manner, to any Third Party during the Term without the prior written approval of Verizon Wireless. Notwithstanding the foregoing, InfoSpace may track and use Aggregate Information about use of the Portal Services, including, but not limited to usage patterns and other aggregate data for statistical analysis, internal product analysis and development, de-bugging, system maintenance purposes, and for the performance of its obligations under this Agreement. InfoSpace may report such Aggregate Information to Third Parties solely for purposes of promoting InfoSpace and/or InfoSpace products and services in connection with marketing, investor relations and/or advertising-related activities, provided that InfoSpace shall not specify that the Aggregate Information is attributable to Verizon Wireless.

4.5 User Data Obtained by InfoSpace.

Except as set forth in Section 4.4, User Data that is obtained by InfoSpace:

a.	from the provision or operation of the Portal Services, or

b.	during User’s use of the Portal Services, or

c.	during User’s registration for Portal Services,

may only be used by InfoSpace:

i.	Consistent with the Verizon Wireless privacy policy attached as Exhibit K,

ii.	consistent with all applicable law,

iii.	solely in connection with the provision of the Portal Services, and

iv.	at the User’s option and consent, to promote products/services other than the Portal Services, provided Verizon Wireless also gives its prior written consent.

5	Service Level Agreement; Adverse Impact; Operational Obligations; Viruses.

5.1 Service Level Agreement. Attached as Exhibit H is a Service Level Agreement (“SLA”) setting forth the respective responsibilities of the Parties regarding support of the Portal Services.

5.2 Adverse Impact. Should an Adverse Impact occur:

a.	Verizon Wireless:

i.	will use its best efforts to notify InfoSpace immediately of such Adverse Impact,

ii.	may ***, to the extent Verizon Wireless determines such is necessary to halt the Adverse Impact,

iii.	may ***, to the extent Verizon Wireless determines such is necessary to halt the Adverse Impact.

b.	InfoSpace:

i.	will use its best efforts to notify Verizon Wireless upon becoming aware of any indication that the Portal Services may have caused the Adverse Impact,

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

ii.	will, upon becoming aware of any indication that the Portal Services may have caused the Adverse Impact, ***:

***

(C) promptly remedy any negative condition caused by the Adverse Impact, and/or

***

c.	As promptly as practical after the occurrence of the Adverse Impact, the Parties agree to meet in order to discuss the Adverse Impact, its causes, ***, and possible long-term remedial steps.

d.	The Parties agree to use best efforts to ***, consistent with the goal of avoiding any further Adverse Impact.

e.	If, after implementing the remedies set forth in this Section, the Adverse Impact persists, then Verizon Wireless may terminate this Agreement ***.

f.	To the extent the process for addressing an Adverse Impact set forth in this Section conflicts with the Service Level Agreement,***.

5.3 Other Operational Obligations.

a.	Network. During the Term, Verizon Wireless shall use commercially reasonable efforts to maintain the Verizon Wireless Network, and shall provide Users with access to the Portal Services via such Verizon Wireless Network.

b.	Portal Services Security.

To the extent a component of the Portal Services is owned by or under the control of either of the respective Parties, and in addition to the Parties’ specific obligations with regard to viruses (as stated in Section 5.4 of this Agreement), each Party agrees to use reasonable and good faith efforts to maintain the security and integrity of said components.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

i.	In the event that the security and/or integrity of the Portal Services, or any component thereof, is somehow compromised, the Parties agree to notify the other Party of such security compromise as ***, and to use their best efforts to cure said compromise ***.

ii.	As a part of using their best efforts to cure any compromise, the Parties shall:

(A) ***,

(B) promptly remove from the Portal Services element(s) affected by the compromise,

(C) promptly remedy any adverse condition caused by the compromise,

(D) ***,

(E) ***

(F) *** reinstate any such Portal Services elements that have been removed ***, consistent with the goal of avoiding any further compromise.

iii.	With respect to compromises for which InfoSpace is solely responsible, if the compromise persists after implementing the remedies set forth in this Section, Verizon Wireless may terminate this Agreement ***.

iv.	To the extent the process for addressing a compromise set forth in this Section conflicts with the Service Level Agreement, ***.

c.	Unsolicited Data or Messaging (“Spam”). The Parties agree to implement procedures and to use commercially reasonable efforts to prevent Third Parties from sending or transmitting unsolicited WAP push or SMS messages to Users. Each Party agrees to notify the other Party if it knows or has reason to know that Spam is being sent to Users by Third Parties, and agrees to use commercially reasonable efforts to prevent and/or block

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

any such Spam originated in connection with the Portal Services from being sent to Users by way of their Wireless Devices. The Parties agree to promptly notify the other Party if it knows or has reason to know that Users are being sent an unusual or abnormal flow, number or type of Spam. In the event that a User is being sent Spam originated in connection with the Portal Services, or one Party notifies the other Party that Users are being sent Spam originated in connection with the Portal Services, the Parties will use commercially reasonable efforts to prevent continuing transmission of such Spam.

5.4 Viruses.

The Parties agree that each will use its reasonable and good faith efforts to ensure that it does not introduce a Virus, Self-Help Code, or Unauthorized Code into the other Party’s system or network. InfoSpace agrees that it will use reasonable and good faith efforts to ensure that all Electronically Transmitted Information does not contain and/or will not contain any Virus, Self-Help Code, or Unauthorized Code. InfoSpace further agrees that in the normal course of business, it will continually monitor the Electronically Transmitted Information for the presence of any Virus, Self-Help Code, or Unauthorized Code. In the event either Party detects the presence of any such Virus, Self-Help Code, or Unauthorized Code, it will use its best efforts to: (a) notify the other Party of such, (b) promptly as reasonably appropriate remove the Virus, Self-Help Code, or Unauthorized Code, to the extent such removal is within the control of the respective Party, and (c) promptly remedy any condition caused by the Virus, Self-Help Code, or Unauthorized Code, to the extent a remedy is within the control of the respective Party. In the event a Virus, Self-Help Code, or Unauthorized Code is discovered by one Party (the “Discovering Party”), the other Party (the “Non-discovering Party”) will use all available commercially reasonable efforts, to assist the Discovering Party in its efforts to remove the Virus, Self-Help Code, or Unauthorized Code as is required hereinabove.

6	Foreign Based Services. InfoSpace represents, warrants and covenants that no service performed by InfoSpace pursuant to this Agreement shall be provided, directed, controlled, supervised, or managed, and no data or Verizon Wireless customer communication (voice or data) relating to any such service shall be stored or transmitted at, in, or through a site located outside of the United States without the advance written consent of Verizon Wireless.

7	CALEA Compliance. To the extent the Communications Assistance for Law Enforcement Act (Pub L. 103-414, Title 1, October 25, 1994, 108 Stat 4279, as amended) (“CALEA”) is directly applicable to the services provided by InfoSpace under the terms of this Agreement, InfoSpace represents and warrants to Verizon Wireless that at the time of delivery and throughout the Term, all products, Portal Services and software delivered hereunder shall be “CALEA Compliant,” meaning that they will comply with the provisions of CALEA, as well as any regulations or industry standards implementing the provisions of the law. To the extent CALEA is directly applicable to the services provided by InfoSpace under the terms of this Agreement, InfoSpace shall defend, indemnify and hold harmless Verizon Wireless and Verizon Wireless’ customers for any loss, cost, or damages (including, but not limited to, attorney’s fees) sustained because of InfoSpace’s CALEA noncompliance.

8	Term and Termination

8.1 Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated pursuant to the terms of this Agreement, shall end on the third anniversary of the Commercial Service Date (the “Term”); provided that the Term shall be automatically renewed for successive 6 month periods unless either party provides written notice of termination to the other Party at least ninety (90) days prior to the end of the then-current Term.

8.2 Termination. Except as expressly provided elsewhere in this Agreement, either Party may terminate this Agreement under the following conditions:

a.	For Cause. Either Party may terminate this Agreement if the other Party is in material breach hereof, and with the exception of breaches involving violations of the law, provided the allegedly breaching Party has not cured such alleged material breach to the reasonable satisfaction of the non-breaching Party within thirty (30) days after having been notified, in writing, of the alleged material breach.

b.	For Bankruptcy/Insolvency. Either Party may terminate this Agreement immediately following written notice to the other Party, if the noticing Party: (a) ceases to do business in the normal course, (b) becomes or is declared insolvent or bankrupt, (c) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days, or (d) makes an assignment for the benefit of creditors.

c.	***.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

8.3 Effect of Termination. Upon the expiration or termination of this Agreement, and in each case subject to the respective Party’s continuing obligations with respect to the Transition Period:

a.	Both Parties shall cease, ***, all use of the Intellectual Property of the other Party, other than Intellectual Property which may be covered by a separate license agreement,

b.	***, both Parties shall return to the other Party all materials containing any Intellectual Property of the other Party, other than those materials containing Intellectual Property which may be covered by a separate license agreement,

c.	***, both Parties shall return to the other Party all materials identifying or otherwise relating to the other Party’s business,

d.	***, both Parties shall immediately cease representing themselves as a marketing, branding or service affiliate of the other,

e.	***.

f.	***,

g.	***

h.	Termination of this Agreement shall not affect any separate contractual obligations or commitments, existing or made prior to the termination date of this Agreement, that either Party may have to Users.

8.4 Survival. Upon termination of this Agreement for any reason or upon expiration of the Term, the rights and obligations of the Parties under Sections 3.1, 3.2, 3.4, 3.5, 4, 7, 8, 9, 10, 11, 13, and 14 shall survive any termination or expiration of the Term.

9	Transition Period

9.1 Transition Period Generally.

a.	Notwithstanding any other provision in this Agreement and subject to Section 9.1(d) below, upon the expiration or termination of this Agreement ***, InfoSpace will continue to provide the Portal Services to Verizon Wireless for a specific period of time to be agreed by the Parties ***. In addition, during the Transition Period, InfoSpace agrees to provide reasonable Transition Services that Verizon Wireless may reasonably request to transition the Portal Services provided by InfoSpace to Verizon Wireless or a Third Party (the “Transition Services”), subject to Section 9.1(d) below.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

b.	***.

c.	InfoSpace agrees that during the Transition Period, it will permit Verizon Wireless to include on Wireless Devices a link to the Portal Services, in order to permit Users to have direct access to the Portal Services.

d.	***. In the event that Verizon Wireless requests Transition Services, InfoSpace and Verizon Wireless shall agree to a statement of work and an associated fee structure before any transition work is started.

e.	During the Transition Period, the obligations of the Parties as set forth hereunder shall survive.

f.	Any communications made to Users following the termination or expiration of the Agreement relating to wireless data shall be mutually agreed to by the Parties. ***.

10	Committees, Designated Managers, Plan Updates and Escalation of Disputes.

10.1 Executive Committee. The Parties agree that in order to facilitate the meeting of all terms, conditions and obligations of this Agreement, and to further the anticipated cooperation hereunder, they shall form an executive steering committee (the “Executive Committee”) which will review and resolve issues and disputes which have been escalated from the Steering Committee.

a.	Structure of the Executive Committee. The Parties will designate executives from their respective companies, to serve as members of the Executive Committee. The Executive Committee will be comprised of one (1) member appointed by Verizon Wireless and one (1) member appointed by InfoSpace. Each of the committee members shall act in the interests of the Party who appointed that member.

b.	Executive Committee Meetings. The Executive Committee shall meet as often as necessary, at mutually acceptable times and locations. The Parties agree that Steering Committee members and Designated Managers may attend meetings of the Executive Committee as deemed appropriate by the Executive Committee.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

10.2 Steering Committee. The Parties agree that in order to facilitate the meeting of all terms, conditions and obligations of this Agreement, and to further the anticipated cooperation hereunder, they shall form a steering committee (the “Steering Committee”) which will: (a) review the performance of the Project, and (b) identify performance metrics for monitoring performance pursuant to the Project.

a.	Structure of the Steering Committee. The Parties will designate executives from their respective companies to serve as members of the Steering Committee. The Steering Committee will be comprised of four (4) members, two (2) appointed by Verizon Wireless and two (2) appointed by InfoSpace. Each of the committee members shall act in the interests of the Party who appointed that member.

b.	Meetings. The Steering Committee shall meet as often as necessary, either in person or by telephone, at mutually acceptable times and locations. At such meetings, the Parties shall provide reports on their company’s performance pursuant to the Project.

10.3 Designated Managers. Each Party shall designate managers (the “Designated Managers”) who shall coordinate the Parties’ respective obligations under this Agreement and the implementation of all terms and conditions contained herein. The Designated Managers shall be employees of Verizon Wireless and InfoSpace tasked to oversee the performance of the Project and to periodically report to the Steering Committee. Each Party may change its Designated Manager(s) from time-to-time, but shall inform the other Party of such a change.

10.4 Escalation of Disputes. In the event any dispute, claim, question or difference between the Parties (a “Dispute”) arises with respect to the Agreement or the Parties’ performance, enforcement, breach, or termination thereof, the Parties shall use their best efforts to settle the Dispute as follows:

a.	First the Designated Managers shall consult and negotiate with each other for at least ten (10) business days [five (5) business days in the case of late or disputed payments], in good faith and understanding of their mutual interests, in an attempt to reach a just and equitable solution satisfactory to all Parties.

b.	If the Designated Managers are unable to resolve the Dispute in the aforesaid time, either Party may escalate the Dispute to the Steering Committee for a further ten (10) business day [five (5) business days in the case of late or disputed payments] consultation and negotiation.

c.	If the Steering Committee is unable to resolve the Dispute in the aforesaid time, either Party may escalate the Dispute to the Executive Committee for a further ten (10) business days [five (5) business days in the case of late or disputed payments], of consultation and negotiation.

d.	Only after exhausting their efforts under this Section may either Party invoke the arbitration procedures under Section 15.6 of this Agreement.

e.

However, either Party may at any time, give notice and seek injunctive relief, including, but not limited to a temporary restraining order against the other Party for alleged breaches of this Agreement in any court of competent jurisdiction. Each Party acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information or misuse of Intellectual Property, and that the disclosing Party shall be entitled, without waiving any other rights or remedies, to seek such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.

11	Warranties, Indemnification and Limitation of Liability

11.1 Mutual Warranties. Each Party represents and warrants to the other Party that:

a.	It has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder;

b.	The execution of this Agreement by such Party and performance of its obligations hereunder, do not and will not violate any agreement to which it is a party or by which it is bound;

c.	Such Party has obtained, and shall maintain in full force during the Term hereof, such federal, state and local authorizations as are necessary to operate and to otherwise perform its obligations under this Agreement, and shall be in substantial compliance with all applicable laws and regulations governing such performance.

d.	When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms;

e.	It has the authority to grant the other Party all of the rights granted in this Agreement;

f.	It shall conduct its efforts under this Agreement in accordance with all applicable federal, state and local laws and regulations and shall promptly comply with any notices received from any governmental entity having authority or jurisdiction over such Party regarding compliance with any federal, state or local laws.

11.2 InfoSpace Warranties. InfoSpace represents and warrants to Verizon Wireless that:

a.

The execution of this Agreement by InfoSpace and the performance of its obligations hereunder do not and will not infringe any Intellectual Property Rights of any Third Party. However, in the event that the Portal Services become the subject of a claim that the Portal Services infringe any copyright, trade secret or United States patent, InfoSpace may, at its option: (i) procure for Verizon Wireless the right to use the Portal Services free of any liability; or (ii) replace or modify, in whole or in part, the Portal Services to make them non-infringing. Notwithstanding the warranty stated in the first sentence of this Section, in the event that the Portal Services become the subject of a claim that the Portal Services infringe any copyright, trade secret or United States patent and in the event InfoSpace can not or will not perform the action described in

Section 11.2 a. (i) and (ii), Verizon Wireless may, at its option, terminate this Agreement. InfoSpace’s resolution of any actual or alleged infringement pursuant to (i) or (ii) above will not constitute a breach of the warranty set forth in this Section.

b.	InfoSpace itself will not knowingly include in the Portal Services, any obscene, threatening, abusive, harassing, defamatory, libelous, infringing or unlawful content or code, whether or not readily discernable or capable of detection by the average user. In the event that Verizon Wireless determines that certain content is objectionable in contravention of the preceding sentence, InfoSpace will not be deemed to be in breach of this Agreement provided that InfoSpace removes the offending content as soon as is reasonably possible following notification by Verizon Wireless of such offending content. Notwithstanding the foregoing, Verizon Wireless acknowledges that InfoSpace does not have an obligation to review content provided to Users by Third Parties via the Portal Services and that InfoSpace will not incur any liability whatsoever with respect to the nature of such content.

c.	It will perform its obligations under this Agreement in a workman-like manner.

d.	It will not make any representations or warranties as to the quality of the Verizon Wireless Services or the Verizon Wireless Network, except as may be specifically authorized, in writing, by Verizon Wireless as to carry out the intent of this Agreement.

e.	InfoSpace represents and warrants that the Portal Services shall operate in substantial conformity with the specifications contained in Exhibit J.

11.3 Verizon Wireless Warranty. Verizon Wireless represents and warrants to InfoSpace that the Verizon Wireless Materials that Verizon Wireless provides to InfoSpace for use in connection with the Portal Services under the terms of this Agreement do not and will not infringe any Intellectual Property Rights of any Third Party.

11.4 Disclaimer. EXCEPT FOR THE FOREGOING, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY WARRANTIES, EXPRESS OR IMPLIED, REGARDING ITS PERFORMANCE HEREUNDER, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY, AND WARRANTIES ARISING BY COURSE OF PERFORMANCE OR TRADE USAGE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, VERIZON WIRELESS ACKNOWLEDGES THAT THE PORTAL SERVICES ARE PROVIDED “AS IS” WITHOUT ANY WARRANTIES OF ANY KIND.

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED FOR IN THIS AGREEMENT OR IN ANY EXHIBIT HERETO, VERIZON WIRELESS MAKES NO REPRESENTATION OR WARRANTY CONCERNING THE AVAILABILITY OF THE VERIZON WIRELESS SERVICES OR THE VERIZON WIRELESS NETWORK,

ITS FACILITIES OR CAPACITY; AND NEITHER DOES VERIZON WIRELESS WARRANT OR REPRESENT THAT ACCESS TO OR USE OF THE VERIZON WIRELESS SERVICES OR THE VERIZON WIRELESS NETWORK SHALL BE UNINTERRUPTED OR ERROR-FREE.

11.5 Indemnification.

a.	InfoSpace shall, at its own expense and at the request of Verizon Wireless, defend any Third Party claim or action brought against Verizon Wireless, and/or its Affiliates, directors, officers, employees, licensees, agents and independent contractors, to the extent such claim or action is based upon:

i.	a claim that any material supplied by InfoSpace or its authorized representative with respect to or in the Portal Services, excluding material supplied to InfoSpace by Verizon Wireless, but including, without limitation, the InfoSpace Marks, links provided by InfoSpace or its authorized representative, and the InfoSpace Content accessed by such links:

(A) infringes the copyrights, patents, trademarks, service marks, or trade secrets, or violates any privacy or publicity rights of any Third Party, or that InfoSpace is not the sole and exclusive owner of, or that it does not have the express written right to the Portal Services and all other materials provided by InfoSpace under the terms of this Agreement,

(B) is factually inaccurate in any material respect, or

(C) contains information, instructions or formulas that are injurious to a Third Party’s physical well-being, or that defames or disparages a Third Party,

ii.	a claim that any act or omission by InfoSpace or its authorized representative in connection with its performance under this Agreement violates any applicable law or regulation,

iii.	a claim that, if true, would constitute a breach of a warranty, representation or covenant of InfoSpace as set forth in this Agreement, and/or

iv.	a claim that InfoSpace has misused any Verizon Wireless User Data.

b.	Verizon Wireless shall, at its own expense and at the request of InfoSpace, defend any Third Party claim or action brought against InfoSpace, its Affiliates, directors, officers, employees, licensees, agents and independent contractors, to the extent such claim or action is based upon:

i.	a claim that any material supplied by Verizon Wireless or its authorized representative with respect to the Portal Services, excluding material supplied to Verizon Wireless by InfoSpace, but including, without limitation, the Verizon Wireless Marks, links provided by Verizon Wireless or its authorized representative, the Verizon Wireless Content accessed by such links, and any content provided by Verizon Wireless or its authorized representatives:

(A) infringes the copyrights, patents, trademarks, service marks, or trade secrets, or violates any privacy or publicity rights of any Third Party, or that Verizon Wireless is not the sole and exclusive owner of, or that it does not have the express written right to the Verizon Wireless Services and all other materials provided by Verizon Wireless under the terms of this Agreement,

***

iv.	to the extent Verizon Wireless receives such indemnification from its Third Party Content providers, a claim (including civil or criminal penalties levied by any governmental agency): (i) arising from, or related to, any Third Party content, links or materials provided by Verizon Wireless or its vendors in connection with the Portal Services, including without limitation any claims based on the obscene, pornographic, profane, fraudulent, libelous or defamatory nature of any Third Party content, links or materials supplied by Verizon Wireless or its vendors to InfoSpace in connection with the Portal Services, or (ii) arising from, or related to, any User information that InfoSpace discloses to Third Parties at Verizon’s request.

c.	For the purposes hereof, the “Indemnifying Party” shall mean the Party having indemnification obligations pursuant to Sections 11.5(a) and/or 11.5(b) above. The “Indemnified Party” shall mean the Party and/or all applicable Third Parties being indemnified pursuant to and identified in Sections 11.5 (a) or 11.5(b) above. “Indemnified Claims” shall mean those claims for which the Indemnified Party is to be indemnified pursuant to Sections 11.5(a) or 11.5(b) above.

d.	In such cases where a Third Party claim or action is brought against either Party, the Indemnified Party shall promptly notify the Indemnifying Party, in writing, specifying the nature of the claim or action, including the total monetary amount sought or other such relief as stated therein. The

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Indemnified Party shall (i)cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in all reasonable respects in connection with the defense of any such claim or action and (ii) at the Indemnified Party’s expense, be entitled to participate in the defense of any such claim.

e.	The Indemnified Party agrees that the Indemnifying Party shall have sole and exclusive control over the defense and settlement of any such third party claim.

f.	In the event the Indemnifying Party elects not to undertake to control and conduct all proceedings or negotiations in connection with the defense of any claim or action under this Section, the Indemnified Party shall have the right to enter a reasonable and good faith settlement with respect to any such claim or action upon providing the Indemnifying Party with 10 days notice of the Indemnified Party’s intent to enter such reasonable and good faith settlement agreement. With respect to the foregoing: (i) an Indemnified Party shall not settle any claim or action under this Section without first seeking the Indemnifying Party’s permission, which permission shall not be unreasonably withheld, and (ii) the Indemnifying Party shall issue payment, if applicable, to the Third Party claimant in accordance with the terms and conditions of the subject settlement agreement.

g.	In consultation with and subject to the approval of the Indemnifying Party, the Indemnified Party shall have the right, to employ separate counsel to provide input into the defense, at the Indemnified Party’s own cost. The Indemnifying Party shall reimburse the Indemnified Party, within 60 days of demand, for any payments made or loss suffered by it at any time after the date of tender, based upon the judgment of any court of competent jurisdiction or pursuant to a reasonable, good faith and bona fide compromise or settlement of claims, demands, or actions, in respect to any damages to which the foregoing relates.

h.	The Indemnifying Party shall have the right to enter a reasonable and good faith settlement or compromise with respect to any claim or action under this Section, provided that the Indemnifying Party shall not settle any such claim or action under this Section on the Indemnified Party’s behalf without first obtaining the Indemnified Party’s written permission, which permission shall not be unreasonably withheld.

i.	The Indemnifying Party shall indemnify and hold the Indemnified Party harmless from and against any reasonable costs, damages and fees reasonably incurred by the Indemnified Party, including but not limited to reasonable fees of attorneys and other professionals, that are attributable to such Indemnified Claims. The Indemnified Party shall not settle any Indemnified Claims without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

11.6 Limitation of Liability.

EXCEPT IN CONNECTION WITH THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT *** FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT ***, EVEN IF *** HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING SENTENCE SHALL NOT APPLY TO *** BREACH OF THE CONFIDENTIALITY OBLIGATIONS REFERENCED IN SECTION 14 OR EITHER PARTY’S INDEMNIFICATION OBLIGATIONS REFERENCED IN SECTION 11 ***

12	Intellectual Property.

12.1 Verizon Wireless. As between the Parties, Verizon Wireless reserves and retains all right, title and interest in and to the Verizon Wireless Marks and Verizon Wireless Materials, along with all Intellectual Property Rights associated therewith. Additionally, Verizon Wireless reserves and retains all right, title and interest in and to all Intellectual Property created by Verizon Wireless, provided that such Intellectual Property does not constitute an Enhancement (as defined in Section 11.9(a)) of InfoSpace Intellectual Property.

12.2 InfoSpace. As between the Parties, InfoSpace reserves and retains all right, title and interest in and to the InfoSpace Marks, the Portal Services (excluding the Verizon Wireless Materials and rights retained by Verizon Wireless as described in Section 11.1 above) and the Technology utilized under or in connection with this Agreement, including but not limited to all Intellectual Property Rights associated therewith.

12.3 Verizon Wireless Marks License. Subject to Section 12.5 and Exhibit C, Verizon Wireless hereby grants to Premium Wireless Services and it’s parent company InfoSpace, Inc the right to use, reproduce, publish, perform and display the Verizon Wireless Marks in connection with the development, use, reproduction, modification, adaptation, publication, display and performance of the Portal Services.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

12.4 InfoSpace Marks License. Subject to Section 12.5 and Exhibit C, InfoSpace hereby grants to Verizon Wireless the right to use, reproduce, publish, perform and display the InfoSpace Marks: (a) in connection with the development, use, reproduction, modification, adaptation, publication, display and performance of the Portal Services; and (b) in promotional and marketing materials, content directories and indices, and electronic and printed advertising, publicity, newsletters and mailings about Verizon Wireless and its relationship with InfoSpace and the Portal Services.

12.5 Use of Trademarks. Prior to the first use of any of the other Party’s Trademarks in a manner permitted herein, the Party using such Trademarks shall submit a sample of such proposed use to the other Party for its prior written approval. Without limiting the generality of the foregoing, each Party shall strictly comply with all standards with respect to the other Party’s Trademarks which may be furnished by such Party from time to time, and all uses of the other Party’s Trademarks in proximity to the trade name, trademark, service name or service mark of any other Person shall be consistent with the standards furnished by the other Party from time to time. Further, neither Party shall create a combination mark consisting of one or more Trademarks of each Party. All uses of the other Party’s Trademarks and goodwill therein shall inure to the benefit of the Party owning such Trademark. Each Party hereby acknowledges and agrees that, as between the Parties, the other Party is the owner of the Trademarks identified as its Trademarks on Exhibit C. Either Party may update or change the list of Trademarks usable by the other Party hereunder at any time by written notice to the other Party. Any materials, activities, products, or services distributed or marketed by a Party in conjunction with the other Party’s Marks shall: (i) meet all terms of this Agreement, (ii) meet or exceed standards of quality and performance generally accepted in the telecommunications industry, and (iii) comply with all applicable laws, rules, and regulations. Each Party shall fully correct and remedy any deficiencies in its use of the other Party’s Marks and/or the quality of any materials, activities, products, or services it offers or markets in conjunction with the other Party’s Marks, upon reasonable notice from the other Party.

12.6 Copyright Notices. InfoSpace and Verizon Wireless acknowledge that the Portal Services may contain copyright and patent notices of copyrighted or copyrightable works, including those of InfoSpace and its affiliates, Verizon Wireless and its affiliates, and Third Parties.

12.7 Other Trademarks. InfoSpace shall not register or attempt to register any of the Verizon Wireless Marks or any Trademarks that Verizon Wireless reasonably deems to be confusingly similar to any of the Verizon Wireless Marks. Verizon Wireless shall not register or attempt to register any of the InfoSpace Marks or any Trademarks that InfoSpace reasonably deems to be confusingly similar to any of the InfoSpace Marks.

12.8 Further Assurances. Each Party shall take, at the other Party’s expense, such action (including, without limitation, execution of affidavits or other documents) as the other Party may reasonably request to effect, perfect or confirm such other Party’s ownership interests and other rights as set forth in this Section 12.

12.9 No Joint Development. The Parties contemplate that there will be no ad hoc joint development of Intellectual Property under this Agreement. The Parties shall not engage in joint development except as they may separately agree, in writing, in advance.

a.	In no event shall enhancements, adaptations, improvements, modifications and/or derivative works (“Enhancements”) created from one Party’s pre-existing Intellectual Property be considered to be jointly owned by the Parties, regardless of which Party creates the Enhancement, it being understood that, subject to any licenses granted herein, such Enhancements shall be the sole and exclusive property of the owner of the Intellectual Property upon which such Enhancements are based.

12.10 Ownership of Intellectual Property.

a.	Any Intellectual Property now owned or subsequently developed by InfoSpace or its Third Party suppliers, that is offered for use as part of the Portal Services will continue to be owned by InfoSpace.

b.	Any Intellectual Property now owned or subsequently developed by Verizon Wireless or its Third Party suppliers, that is offered for use as part of the Verizon Wireless Services, the Verizon Wireless Network, and/or the Portal Services, will continue to be owned by Verizon Wireless.

c.	Neither Party shall attempt to register, with a state or federal agency, any Intellectual Property developed by the other Party, or its Third Party suppliers, that is offered as part of the Portal Services.

12.11 Rights. Neither Party shall have any rights to any materials, content or technology provided by the other Party hereunder, except as specifically provided in this Agreement, and neither shall alter, modify, copy, edit, format, translate, create derivative works of or otherwise use any materials, content or technology provided by the other Party except as explicitly provided for herein, or as approved in advance, in writing, by the other Party.

a.	To the extent that InfoSpace provides Verizon Wireless with any written technical specifications or documentations with respect to the Portal Services, such specifications are licensed to Verizon Wireless on a nonexclusive, non-assignable, non-sublicenseable basis, and may be used by Verizon Wireless solely for the purpose of providing input to InfoSpace (unless otherwise agreed to, in writing, by the Parties).

b.	To the extent that Verizon Wireless provides InfoSpace with any written technical specifications or documentations with respect to the Verizon Wireless Network or the Verizon Wireless Services (“Verizon Wireless Specifications”), such Verizon Wireless Specifications are licensed to InfoSpace on a nonexclusive, non-assignable, non-sub-licenseable basis, and may be used by InfoSpace solely for the purpose of providing input to Verizon Wireless (unless otherwise agreed to, in writing, by the Parties).

12.12 Developed Technology. The Parties contemplate that, from time-to-time, one Party may agree to develop Developed Technology for the other pursuant to a separate written agreement. The ownership and/or license rights in such Developed Technology, compensation for its development, and other terms regarding Developed Technology shall be as set forth in such separate agreement.

12.13 Reservation of Rights. Each Party reserves all rights not expressly granted herein.

12.14 Consumer Clear Disclosure/Spam. Except as otherwise set forth in this Agreement, InfoSpace agrees that its collection, use and disclosure of Verizon Wireless User Data will comply with: (i) all applicable laws and regulations, and (ii) Verizon Wireless’ standard privacy policies, attached as Exhibit K. InfoSpace will not disclose Verizon Wireless User Data collected hereunder to any Third Party in a manner that identifies Users or Verizon Wireless Users: (A) as end users of the Portal Services, (B) as users of Verizon Wireless products or services, or, (C) unless with the consent of Users, as users of InfoSpace’s products or services. InfoSpace will not send, via SMS or WAP push, any Spam or advertising through the Verizon Wireless Network to any User absent Verizon Wireless’ prior written approval.

13	Best Practices Guide

13.1 Use of Best Practices Guide. InfoSpace hereby grants Verizon Wireless the right to use the InfoSpace Best Practices Guide (the “Guide”), attached hereto as Exhibit N, as may be updated by InfoSpace from time to time, for the limited purpose of distributing portions or all of the Guide to Third Party content providers that will provide content via the Portal Services, subject to the following:

(a)	such use shall be non-exclusive;

(b)	Verizon Wireless’ use of the Guide shall be subject in all cases to the disclaimer set forth in Section 13.2 below and Verizon Wireless shall include a substantially similar disclaimer within any document embodying all or portions of the Guide; and

(c)	Verizon Wireless shall include the following attribution within any document embodying all or portions of the Guide: “portions © [current year] InfoSpace.”

13.2 Disclaimer. INFOSPACE DOES NOT WARRANT THAT THE INFORMATION CONTAINED IN THE GUIDE IS ERROR-FREE. INFOSPACE IS PROVIDING THE GUIDE TO YOU “AS IS” AND “WITH ALL FAULTS.” INFOSPACE DOES NOT WARRANT, BY VIRTUE OF THIS DOCUMENT, OR BY ANY COURSE OF PERFORMANCE, COURSE OF DEALING, USAGE OF TRADE, OR ANY COLLATERAL DOCUMENT HEREUNDER OR OTHERWISE, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE GUIDE, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY OF DESIGN, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT, OR ANY REPRESENTATION OR WARRANTY THAT THE INFORMATION CONTAINED IN THE GUIDE IS APPLICABLE TO OR INTEROPERABLE WITH ANY SYSTEM, DATA, HARDWARE, OR SOFTWARE OF ANY KIND. ***.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

14	Confidential Information

During the course of this Agreement and the negotiation hereof, either Party may be given access to Confidential Information (orally, in hardcopy and/or electronic form) belonging to the other Party (the Disclosing Party”). In connection therewith, the following shall apply:

14.1 The Party receiving the Confidential Information (the “Receiving Party”) shall not disclose any Confidential Information to Third Parties for five (5) years following the date of its disclosure by the Disclosing Party to the Receiving Party, except to the Receiving Party’s consultants as provided for below. However, the Receiving Party may disclose Confidential Information in accordance with judicial or other governmental order, provided the Receiving Party shall first give the Disclosing Party reasonable notice prior to making such disclosure, and shall comply with any applicable protective order or equivalent,

14.2 The Parties agree to protect the Confidential Information of the other Party in the same manner in which it protects its own proprietary and confidential information of like kind, but in no event, shall either Party exercise less than reasonable care in protecting the Confidential Information of the other Party,

14.3 Access to Confidential Information shall be restricted to the Receiving Party’s employees, agents and contractors who have a need to know and shall be subject to the confidentiality provisions of this Agreement. The Receiving Party shall take reasonable steps to ensure that all employees, agents and contractors are bound by the confidentiality provisions of this Agreement,

14.4 Confidential Information may be disclosed, reproduced, summarized or distributed only in pursuit of the Receiving Party’s business relationship with the Disclosing Party under the terms of this Agreement,

14.5 Receiving Party may not reverse engineer, decompile or disassemble any software disclosed to Receiving Party,

14.6 All Confidential Information made available hereunder, including copies and summaries thereof, shall be returned to the Disclosing Party or destroyed upon: (a) expiration or termination of this Agreement, or (b) request by the Disclosing Party, unless the Receiving Party is otherwise allowed to retain such Confidential Information in accordance with this Agreement,

14.7 Nothing in this Agreement shall prohibit or limit either Party’s use of information that: (a) was previously known to the Receiving Party, absent any obligation to maintain the confidentiality thereof, (b) was independently developed by or for the Receiving Party, provided that such can be verified, (c) was acquired by the Receiving Party from a Third Party which is not, to the Receiving Party’s knowledge (after having made commercially reasonable inquiry thereof), under an obligation of confidence with respect to such information, or (d) is or becomes publicly available through no breach of this Agreement,

14.8 If either Party receives a subpoena or other validly issued administrative or judicial process (“Notice to Produce”) requiring the production of the Confidential Information of the other Party, it shall provide prompt notice to the other of such receipt. The Party receiving the Notice to Produce shall thereafter be entitled to comply with such Notice to Produce to the extent permitted by law without being in breach of this Agreement,

14.9 The Receiving Party shall notify the Disclosing Party as soon as is reasonably possible under the circumstances, upon discovery of any unauthorized use or disclosure of Confidential Information, and will cooperate with the Disclosing Party in every reasonable way to help the Disclosing Party regain possession of the Confidential Information and prevent its further unauthorized use,

14.10 All information which a Disclosing Party discloses to a Receiving Party and which is to be protected hereunder as Confidential Information, shall: (a) if disclosed in writing or in some other tangible form, be conspicuously labeled as Proprietary, Confidential, or the like, at the time of delivery, and (b) if disclosed orally, be identified as being Proprietary, Confidential, or the like, prior to or following disclosure. Either Party shall have the right to correct any inadvertent failure to designate information as Confidential Information by written notification, as soon as practical after disclosure is made, but in any event, no later than sixty (60) days after such error is determined. The Party receiving said notification shall, from that time forward, and to the extent said Confidential Information is not in the public domain, treat such information as Confidential under the terms of this Agreement, and

14.11 The terms of confidentiality under this Agreement shall not be construed to limit either Party’s right to independently develop or acquire products without use of the other Party’s Confidential Information.

15	Miscellaneous

15.1 Publicity. Except for legally mandated disclosures or rules of the applicable stock exchanges on which the securities of the Parties are traded, no Party shall issue any press release or make any public announcement(s) disclosing the terms or the existence of this Agreement without the prior written consent of the other Party.

a.	The Parties agree to issue, promptly upon the launch of the Portal Services, a joint press release announcing the launch of the Portal Services and mutually agreed upon publicity and general marketing communications concerning their relationship and other mutually agreed upon matters. Neither Party shall issue any other such publicity or general marketing communications concerning their relationship without prior written consent of the other Party.

15.2 Independent Contractors. Verizon Wireless and InfoSpace are independent contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture, franchise, agency or relationship of any other kind between Verizon Wireless and InfoSpace. Neither Party has any authority to enter into agreements of any kind on behalf of the other Party, and neither Party will attempt to or create any license, warranty or other obligation, express or implied, on behalf of the other Party or any of its Affiliates.

15.3 Professionalism. InfoSpace shall remove from the work, at Verizon Wireless’ request, any employee furnished by InfoSpace who, in Verizon Wireless’ opinion is incapable, uncooperative, or otherwise unacceptable in the execution of the work to be performed under this Agreement.

15.4 Assignment; Merger. Neither Party may assign this Agreement or any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other Party, not to be unreasonably withheld. Notwithstanding the foregoing, either Party may assign this Agreement, without the other Party’s consent, to its parent company or to any purchaser of all or substantially all of such Party’s assets, or to any successor by way of merger, consolidation or similar transaction. Subject to the foregoing, this Agreement will be binding upon, enforceable by, and inure to the benefit of the Parties and their respective parents, successors, assigns, affiliates and future

15.5 Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to its choice of law rules.

15.6 Dispute Resolution.

(a)	Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be settled by a sole arbitrator in accordance with the CPR Non-Administered Arbitration Rules. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. 1-16, and judgment upon the award rendered by the Arbitrators may be entered by any court having jurisdiction thereof. The place of the arbitration shall be New York, New York. Punitive and exemplary damages shall not be awarded. Process may be served on either party by U.S. Mail, postage prepaid, certified or registered, return receipt requested, or by such other method as is authorized by law. Notwithstanding the foregoing, each Party may institute formal proceedings at any time with a court of competent jurisdiction to avoid the expiration of any applicable limitations period, to preserve a superior position with respect to other creditors, or as provided in 15.6(b) (“Injunctive Relief”) below.

(b)	Injunctive Relief. Notwithstanding the dispute resolution process set forth in Section 15.6(a) above, if (i) a Party determines that a breach (or potential breach) of the terms of this Agreement by the other Party may result in damages or consequences that would be immediate, severe and incapable of adequate redress after the fact, so that a temporary restraining order or other immediate injunctive relief is the only adequate remedy; or (ii) a Third Party necessary to the resolution of any dispute cannot be joined in the arbitration proceedings, that Party may institute proceedings for appropriate equitable relief in a court of competent jurisdiction.

15.7 Nonwaiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving Party.

15.8 Force Majeure. Neither Party shall be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, terrorism, wars, strikes or other labor disputes, fires, flood, storm, explosions, or any other cause which is beyond the reasonable control of such Party and such causes a Party to be unable to perform hereunder, resulting in a material or adverse effect on this Agreement, and provided that such Party makes reasonable efforts to promptly remedy the failure or delay when such cause is eliminated. If a Party’s failure or delay of performance is excused by this Section for thirty (30) days or more, the other Party may, but shall not be obligated to, immediately terminate this Agreement upon written notice to the non-performing Party.

15.9 Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and delivered in person, mailed via confirmed facsimile or e-mail, or delivered by recognized courier service, properly addressed and stamped with the required postage, to the applicable Party at its address specified below and shall be deemed effective upon receipt. Either Party may from time to time change the individual to receive notices or its address by giving the other Party notice of the change in accordance with this section.

To Verizon Wireless:

Notices To Verizon Wireless:

Verizon Wireless

Address: 180 Washington Valley Road

Address: Bedminster, New Jersey 07921

Attn.: ***, Executive Vice President and Chief Technical Officer

Fax: ***

Copy to:

***,

Associate General Counsel

Sales, Marketing and

Consumer Law

30 Independence Blvd

Warren, New Jersey 07059

Telephone: ***

Fax: ***

Email Address: ***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

To InfoSpace:

Premium Wireless Services USA, Inc.

10940 Wilshire Blvd., 9th Floor

Los Angeles, CA 90024

Fax: ***

Attention: Legal Department              Attention: EVP - Wireless

with a copy to:

Premium Wireless Services USA, Inc.

10940 Wilshire Blvd., 9th Floor

Los Angeles, CA 90024

Fax: ***

Attention: VP – Legal Affairs

15.10 Savings. In the event any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the remaining provisions shall remain in full force and effect. If any provision of this Agreement shall, for any reason, be determined by a court of competent jurisdiction to be excessively broad or unreasonable as to scope or subject, such provision shall be enforced to the extent necessary to be reasonable under the circumstances and consistent with applicable law while reflecting as closely as possible the intent of the Parties as expressed herein.

15.11 Integration. This Agreement contains the entire understanding of the Parties hereto with respect to the transactions and matters contemplated hereby, it supersedes all previous agreements or negotiations between InfoSpace and Verizon Wireless concerning the subject matter hereof, and it cannot be amended except by a writing signed by both Parties.

15.12 Counterparts; Electronic Signature. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument.

15.13 PLANT AND WORK RULES AND RIGHT OF ACCESS

15.13.1. Anyone acting on behalf of one Party, while on the premises of the other, shall comply with all plant rules, regulations and premises owner’s standards for security, including (when required by U.S. government regulations) submission of satisfactory clearance from U.S. Department of Defense and other federal authorities concerned.

15.13.2. Each Party shall permit reasonable access during normal working hours to its facilities in connection with the Portal Services. Reasonable prior notice shall be given when access is required.

15.13.3. InfoSpace shall provide, upon reasonable advance notice from Verizon Wireless, its employees, subcontractors, and agents and work vehicles with identification in accordance with current Verizon Wireless requirements.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

15.13.4. If InfoSpace is given access, whether on-site or through remote facilities, to any Verizon Wireless computer or electronic data storage system in order for InfoSpace to accomplish the Portal Services called for in this Agreement, InfoSpace shall limit such access and use solely to perform Portal Services within the scope of this Agreement and shall not access or attempt to access any computer system, electronic file, software or other electronic services other than those specifically required to accomplish the work required under this Agreement. InfoSpace shall limit such access to those of its employees who are authorized by Verizon Wireless to have such access in connection with this Agreement, and shall follow all Verizon Wireless’ reasonable security rules and procedures for use of Verizon Wireless’ electronic resources, provided that such rules and procedures are furnished to InfoSpace at the time of such access or in advance. All user identification numbers and passwords disclosed to InfoSpace and any information obtained by InfoSpace as a result of InfoSpace’s access to and use of Verizon Wireless’ computer and electronic data storage systems shall be deemed to be, and shall be treated as, Verizon Wireless Confidential Information under applicable provisions of this Agreement. Verizon Wireless reserves the right to monitor such actions by InfoSpace and InfoSpace agrees to cooperate with Verizon Wireless in the investigation of any apparent unauthorized access by InfoSpace to Verizon Wireless’ computer or electronic data storage systems or unauthorized release of Verizon Wireless’ Confidential Information by InfoSpace.

15.14 Insurance.

15.14.1 As of the Effective Date and throughout the Term, InfoSpace shall maintain the insurance coverage set forth below:

a.	Worker’s Compensation and related insurance as prescribed by the law of the state in which the work is performed;

b.	Employer’s liability insurance with limits of at least ***;

c.	Professional Liability (Errors and Omissions) covering services and/or intellectual property risks of copyright, trademark and patent infringement with limits of not less than ***; and

d.	Commercial general liability insurance (including, but not limited to, premises operations, broad-form property damage, products/completed operations, contractual liability, independent contractors, personal injury) and, if the use of automobiles is required, comprehensive automobile liability insurance, each with limits of at least ***.

The limits above may be satisfied through a combination of primary and/or umbrella excess coverage.

15.14.2 The insuring carriers shall be rated at least A- by AM Best. Such policies shall be primary and non-contributory by Verizon Wireless. Verizon Wireless shall be named as an additional insured on all liability policies in Section 15.14.1 (d). InfoSpace shall furnish to Verizon

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Wireless certificates of such insurance within ten (10) days of the execution of this Agreement and with each policy renewal. The certificates shall provide that at least ten (10) days prior written notice of cancellation or material change of the insurance to which the certificates relate shall be given to Verizon Wireless. The fulfillment of the obligations hereunder in no way modifies InfoSpace’s obligations to indemnify Verizon Wireless under this Agreement.

15.15 NO COMPETITOR ADVERTISING

The Parties agree that InfoSpace shall not be entitled to advertise via the Portal Services, nor shall it place advertisements of third parties on the Portal Services without written consent of Verizon Wireless.

15.16 Subcontracting. InfoSpace shall not, without the prior written consent of Verizon Wireless, subcontract to a Third Party any material portion of the Service provided under this Agreement.

15.17 Post Execution Cooperation. At any time, and from time-to-time within the thirty (30) day period following the Effective Date, the Parties agree to cooperate in good faith to amend and/or amend and restate this Agreement, including all Exhibits and attachments, (in each case, in writing, signed by both Parties) as may be necessary in order toensure that the provisions hereof are internally consistent, do not conflict with any other provisions hereof, that the section references are accurate, and that this Agreement otherwise accurately reflects the agreement of the Parties. Within thirty (30) calendar days of the Effective Date the Parties shall develop Exhibit L, Content Hosting and update Exhibit F-1, Service Level Agreement, which will include provisions for the service level requirements related to the interfaces described in Exhibits B and J. If said exhibits are not developed within said thirty (30) days, the Parties shall use the escalation process outlined in Section 10.4 of the Agreement for resolution.

15.18 Entire Agreement. The terms and provisions herein contained constitute the entire understanding between the Parties with regard to the terms hereof, the Exhibits hereto and the SLA, and shall supersede all previous communications, whether oral or written, and no agreements or understandings varying or extending this Agreement, the Exhibits hereto or the SLA shall be binding upon any Party hereto unless agreed to in writing and signed by a duly authorized officer or representative thereof. This Agreement is specifically intended to terminate and supercede the Letter Agreement between the Parties dated March 2, 2004.

a.	Should the Federal Communications Commission (“FCC”) or any state or federal law, render any opinion, term, covenant, restriction, representation or warranty of this Agreement to be illegal, void or unenforceable, in whole or in part, the Parties agree to enter into good faith negotiations designed to resolve any discrepancy (whether a business or legal issue) which may have arisen as a result of the court’s order, and/or to fill any gap in the contract (again, whether business or legal) which the court order or change in law may have brought about.

15.19 Testimony. Matters relating to this Agreement may be in issue before various regulatory bodies. InfoSpace, including senior members of its firm, agrees to have appropriate members of its firm available to testify at reasonably appropriate times and for reasonable fees, at Verizon Wireless’ sole cost and expense, regarding any material aspect of this Agreement as known to InfoSpace or its employees. Nothing set forth in this Section 15.19 shall restrict or prohibit InfoSpace or any of its agents or employees from asserting applicable claims of confidentiality, trade secrets or legal privilege.

15.20 InfoSpace, Inc. Premium Wireless Services USA, Inc. is a subsidiary of InfoSpace, Inc. To the extent that Premium Wireless Services USA, Inc. is unable or unwilling to fulfill its obligations under this Agreement, InfoSpace, Inc. agrees to fulfill such obligations on Premium Wireless Services USA, Inc.’s behalf.

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the Effective Date.

Cellco Partnership d/b/a Verizon Wireless	Premium Wireless Services USA, Inc.

***	***
By (signature)	By (signature)

***	***
Name	Name

President & CEO	President
Title	Title

InfoSpace, Inc.

***
By (signature)

***
Name

CAO
Title

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

LIST OF EXHIBITS

Exhibit A – Definitions

Exhibit B – Portal Services

Exhibit C – Trademarks

Exhibit D – Commercial Terms

Exhibit E – Form of Work Order

Exhibit F – Modalyst System Diagram

Exhibit G – Training

Exhibit H – Service Level Agreement

Exhibit I – Acceptance Test Plan

Exhibit J – Statement of Work and Reporting

Exhibit K – Verizon Wireless Privacy Policy

Exhibit L – Content Hosting

Exhibit M – Intentionally omitted

Exhibit N – InfoSpace Best Practices Guide

Exhibit O – InfoSpace Computing Security Policy

Exhibit P – Application Validation Process

EXHIBIT A

DEFINITIONS

1. “Adult Content” shall mean any obscene, profane, pornographic, sexually suggestive or nude content.

2. “Adverse Impact” shall mean a Verizon Wireless Network circuit-switched outage (excluding any outages for scheduled maintenance) that lasts *** within a particular Verizon Wireless market (i.e., a Metropolitan Service Area or Rural Service Area as designated by the Federal Communications Commission), and that is caused by the Portal Services.

3. “Affiliate” shall mean, with respect to a Party to this Agreement, any Person, that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party to this Agreement. For purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, or has ownership of at least ten percent (10%) of the voting securities of such Person.

4. “Aggregate Information” shall mean usage data or other information about multiple Users that does not contain Personally Identifiable Information.

5. “Commercial Mobile Radio Service” (“CMRS”) shall mean a radio service in which common carriers are, as of the Effective Date, authorized by the Federal Communications Commission under the Code of Federal Regulations (CFR) Title 47, Part 22 and licensed under CFR Title 47, Part 22, Subpart H, to offer and provide service for hire to the general public through a cellular system utilizing the channels and frequency bandwidths assigned under CFR Title 47, Part 22, Subpart H, Section 22.905.

6. “Commercial Service Date” means the earlier of: (i) June 25, 2004, or (ii) the date of Verizon Wireless’ written acceptance of the Portal Services in accordance with Section 1(b) of Exhibit D.

7. “Confidential Information” shall mean nonpublic information (in whatever form), that the disclosing Party designates as being confidential or which, under reasonable circumstances surrounding disclosure would be treated as confidential. “Confidential Information” includes, but is not limited to specifications, drawings, sketches, models, samples, reports, plans, forecasts, current or historical data, computer programs, documentation, market research, market plans, business plans, information relating to released or unreleased disclosing Party products or services, information relating to the marketing or promotion of any disclosing Party product or service, the disclosing Party’s business policies or practices, information received from others that the disclosing Party knows it is obligated to treat as confidential, and all other nonpublic, technical, financial or business data, which is disclosed to one Party hereunder by the other Party. Confidential Information shall not include any information that: (a) is or subsequently becomes publicly available without the receiving Party’s breach of any obligation owed to the disclosing Party, (b) became known to the receiving Party prior to the disclosing Party’s disclosure of such

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

information to the receiving Party, provided such can be verified, (c) became known to the receiving Party from a source other than the disclosing Party other than by the breach of an obligation of confidentiality owed to the disclosing Party, provided such can be verified, or (d) is independently developed by the receiving Party, provided such can be verified. Confidential Information disclosed to the receiving Party by any disclosing Party Affiliate and/or agents shall be considered Confidential Information under the terms of this Agreement and in accordance with this definition.

8. “Effective Date” shall mean the last date upon which this Agreement is signed by both Parties.

9. “Electronically Transmitted Information” shall mean all information exchanged between the Parties by means of electronic transfer as per the terms of this Agreement, as well as any service that either Party may provide to the other Party under this Agreement by means of electronic transfer, including the media upon which the information is stored or from which the service is rendered.

10. “Implementation Schedule” means a schedule for the development and delivery of the Portal Services, to be mutually agreed upon by the Parties, in writing, including milestones to be met by each Party in connection with the development and delivery of the Portal Services.

11. “InfoSpace Marks” means those Trademarks of InfoSpace set forth on Exhibit C hereto and such other Trademarks (if any) as InfoSpace may from time to time notify Verizon Wireless in writing to be “InfoSpace Marks” within the meaning of this Agreement.

12. “InfoSpace Pages” means the “PC Pages” and the “Phone Pages.”

13. “Intellectual Property” shall mean: (a) copyright rights (including, without limitation, the exclusive right to use, reproduce, modify, distribute, publicly display and publicly perform the copyrighted work), (b) trademark rights (including, without limitation trade names, trademarks, service marks, and trade dress), (c) patent rights (including, without limitation, the exclusive right to make, use, offer to sell, and sell, (d) trade secrets, (e) moral rights, (f) inventions, (g) software applications, and (h) software rights, as such rights arise under the laws of the United States.

15. “Intellectual Property Rights” means any patent, copyright, rights in Trademark, trade secret, moral right, mask work and any other intellectual property or proprietary right of any kind, whether arising under the laws of the United States or any other nation, state or jurisdiction.

16. “Mobile Virtual Network Operator” shall mean a Person that offers CMRS services to customers, including its own mobile network code, SIM card, and mobile switching center, but does not necessarily own the radio frequency (spectrum) allocation on which it operates.

17. “Page View” means a display of a Phone Page on a Wireless Device.

18. “PC” means a personal computer.

19. “PC Pages” means web pages that are hosted by InfoSpace and prepared using HTML and intended for presentation to Users using PCs as their display device.

20. “Person” means any natural/individual person, corporation, subsidiary, partnership, co-partnership, limited liability company, firm, joint venture, association, joint stock company, trust, estate, unincorporated organization, or other entity, however organized.

21. “Personally Identifiable Information” shall mean: (a) information about a User that identifies him or her as a unique individual (e.g., stating his or her name, credit card number, social security number, user ID, or electronic serial number), or (b) contact information identifying the User as a unique individual (e.g., his or her phone number, mobile directory number, physical address, email address or alias email address).

22. “Phone Pages” means web pages that are hosted by InfoSpace and prepared using XHTML and intended for presentation to Users using Wireless Devices as their display device.

27. “Portal Services” means the products and services that will be made available to Verizon Wireless by InfoSpace as set forth in this Agreement and pursuant to the specifications of Exhibit B.

23. “Premium Content” means content accessible to Users via the Verizon Wireless Services for which InfoSpace provides authorization services via Subscription Manager as described in Section A(1)(b) of Exhibit B.

24. “Project” shall mean the work required by and the cooperation anticipated between the Parties under the terms and conditions of this Agreement.

25. “Retail Revenue” means all subscription revenue generated by Verizon Wireless from Premium Content.

26. “Self-Help Code” means any back door, “time bomb,” drop dead device, or other software routine intentionally designed to disable a computer program automatically with the passage of time or under the positive control of a person other than an owner or licensee of the program. Self-Help Code does not include software routines in a computer program, if any, designed to permit the owner or licensor of the computer program (or other person acting by authority of the owner or licensor) to obtain access to a licensee’s computer system(s) (e.g., remote access via modem) for purposes of maintenance or technical support.

28. “Statement of Work” means functional requirements for the Portal Services to be mutually agreed upon, in writing, by the Parties.

29. “Technology” means any know-how, graphics, techniques, methods, formulae, drawings, designs, source code, concepts, ideas, documentation, or any improvement or upgrade thereto, whether or not patentable or copyrightable and whether or not reduced to practice related to or used by or on behalf of InfoSpace or any of its affiliates in connection with the Portal Services or any portion thereof or to provide access to the Services.

30. “Term” shall mean the period of time from the Effective Date until the termination or expiration of this Agreement, including any renewal and transition periods, as stated in Section 8.1.

31. “Territory” shall mean the United States of America.

32. “Third Party” means any Person not a Party to this Agreement.

33. “Trademarks” means trademarks, service marks, trade names, proprietary logos or indicia, and other source or business identifiers.

34. “Unauthorized Code” shall mean any virus, Trojan horse, worm, or any other software routines or hardware components intentionally designed to permit unauthorized access, to disable, erase, or otherwise harm software, hardware, or data, or to perform any other such actions. The term Unauthorized Code does not include Self-Help Code.

35. “User” means any customer of Verizon Wireless that is authorized by Verizon Wireless to access the Verizon Wireless Services.

36. “User Data” means all information, whether Aggregate Information or Personally Identifiable Information (including, but not limited to the MIN and the MDN), generated or collected by or for Verizon Wireless: (a) under the terms of any Verizon Wireless customer agreement, (b) in connection with a Verizon Wireless User’s use of the Verizon Wireless Services and/or the Portal Services, and/or (c) under stand-alone terms and conditions, the terms and conditions of a Verizon Wireless customer agreement or under a similar agreement.

37. “Verizon Wireless Competitor” shall mean any mobile network operator or any Mobile Virtual Network Operator.

38. “Verizon Wireless Content” means any content owned or licensed by Verizon Wireless that Verizon Wireless provides to InfoSpace for use in connection with the Portal Services.

39. “Verizon Wireless Marks” means those Trademarks of Verizon Wireless set forth on Exhibit C hereto and such other Trademarks (if any) as Verizon Wireless may from time to time notify InfoSpace in writing to be “Verizon Wireless Marks” within the meaning of this Agreement.

40. “Verizon Wireless Materials” means the Verizon Wireless Marks and any other graphical or other content, specifications or materials, including, without limitation: (a) user interface design components, owned or licensed by Verizon Wireless and supplied by Verizon Wireless to InfoSpace for inclusion in the Portal Services, and (b) any applications, technologies or services owned or licensed by Verizon Wireless and supplied by Verizon Wireless to InfoSpace for inclusion in the Portal Services.

41. “Verizon Wireless Network” shall mean the CMRS switching equipment, cell site transceiver equipment and other equipment and systems which are owned, operated and/or managed by Verizon Wireless for the provision of the Verizon Wireless Services in any part of the Territory in which Verizon Wireless is licensed by the FCC to provide the Verizon Wireless Services, and as may be configured and reconfigured at anytime and from time-to-time by Verizon Wireless in its sole discretion.

42. “Verizon Wireless Services” shall mean the package of wireless network services offered by Verizon Wireless (which may change from time-to-time at the sole discretion of Verizon Wireless), including the Verizon Wireless Network, that, among other things, enables voice and/or data Verizon Wireless Users to access the Portal Services via a Wireless Device.

43. “Virus” shall mean disabling or Unauthorized Code, Self Help Code or other software routines designed to cause data or information, systems or applications, or any portion thereof, and without the control of the user thereof: (a) to become lost or erased, (b) to become inoperable, or (c) to operate in an unauthorized manner.

44. “Wireless Device” means those devices supported in accordance with the technical specifications set forth in this Agreement that contain a WAP 2.0 browser as referenced in Section B of Exhibit B, plus any new devices the Parties may agree upon in the future.

EXHIBIT B

PORTAL SERVICES

A.	Description of Portal Services.

Subject to the terms and conditions of this Agreement, InfoSpace will, in cooperation with Verizon Wireless, design, develop, implement, host and maintain the Portal Services. Verizon Wireless will design and supply the graphical content and Verizon Wireless Marks to be used in connection with the Portal Services, and InfoSpace will be responsible for implementing the graphical user interface and related design elements for the Portal Services.

***

As between the Parties, Verizon Wireless shall be solely responsible for: (i) setting and collecting fees from Users for access to the Portal Services, and (ii) direct communications with Users regarding telecommunications services enabling InfoSpace to provide the Portal Services.

The Portal Services will be comprised of the following Content Management Tools and Hosting Services:

B.	Content Management Tools

(a) ***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

1.	Hosting Services

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***.

C.	Wireless Devices Supported.

1. InfoSpace will optimize the Portal Services for presentation on the following Wireless Devices, ***

Throughout the contract period InfoSpace will continue to optimize the Portal Services for each new Wireless Device that Verizon Wireless makes available to end customers on a commercial basis. ***.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT C

TRADEMARKS

Verizon Wireless Marks

Verizon Wireless reserves any and all intellectual property rights that it has established in any of its product, feature or service names or logos, even if such name or logo does not appear on this list.

InfoSpace Marks

InfoSpace reserves any and all intellectual property rights that it has established in any of its product, feature or service names or logos, even if such name or logo does not appear on this list.

100Hot®

ActiveShopper®

AdfocusTM

AirPayTM

AprilFools.com®

AudiocubTM

Authorize.Net®

Authorize.Net® Where the World Transacts

Authorize.Net Where the World Does Business on the Web & Design®

Classifieds2000®

CoolNotify®

Discover What You Can DoTM

Dogpile®

Dogpile (Stylized)®

E-Cash®

eCheck.Net®

E-Vote®

EZStoreTM

Fraudscreen.Net®

Giant BearTM

Giantbear.com®

Go2Net®

Go2Net (& Design)SM

Haggle Online®

HyperMart®

InfoSpace®

InfoSpace (& Design)®

InfoSpace XGTM

InfoSpace Mobile ZoneTM

IntelliShopper®

Jango®

Kidcash®

MetaCrawler®

MetaSpy®

MobilezoneTM

MyAgent®

PageGreetings®

Pocket Authorize.Net®

Powered by InfoSpace®

RubberChicken.com®

SaraideTM

Search the Search Engines!®

SyncnowTM

Valentine.com®

Virtual Avenue Free Virtual Domain Hosting (& Design)®

Virtual Outlet®

WAM!TM

WebMarket®

Web 21

Webcrawler

© 2004 InfoSpace, Inc.

All rights not expressly granted herein are reserved.

EXHIBIT D

COMMERCIAL TERMS

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT E

FORM OF WORK ORDER

Work Order No.

to WAP 2.0 Hosting Agreement

Premium Wireless Services USA, Inc. (“InfoSpace”) will perform the following additional services for                              (“Verizon Wireless”) under the terms and conditions of that certain WAP 2.0 Hosting Agreement, Contract No. 750-67761-2004, dated                                  between InfoSpace and Verizon Wireless. In consideration of the additional services described below, Verizon Wireless will pay to InfoSpace the amount(s) set forth below on or before the date(s) set forth below.

Task Description	Target Date

Amount	Due Date

Verizon Wireless	Premium Wireless Services USA, Inc.

By (signature)	By (signature)

Name	Name

Title	Title

EXHIBIT F

MODALYST SYSTEM DIAGRAM

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G

TRAINING

1. InfoSpace Training. InfoSpace will provide its standard training and documentation to Verizon Wireless employees as listed in the following table:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT H

SERVICE LEVEL AGREEMENT

The Service Level Agreement is attached here to as Exhibit H-1 and shall be updated within thirty (30) calendar days of the Effective Date to include provisions for the service level requirements related to the interfaces described in Exhibits B and J. If the service level requirements are not developed and agreed to after said thirty (30) days, the Parties shall use the escalation process outlined in Section 10.4 of the Agreement for resolution.

EXHIBIT I

ACCEPTANCE TEST PLAN

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT J

STATEMENT OF WORK

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT K

VERIZON WIRELESS PRIVACY POLICY

Verizon Wireless’ Privacy Policy is attached hereto as Exhibit K-1, which may be modified by Verizon Wireless from time to time.

EXHIBIT L

CONTENT HOSTING

This Content Hosting exhibit shall be developed and agreed to by both Parties within thirty (30) calendar days of the Effective Date. If the exhibit is not developed and agreed to after said thirty (30) days, the Parties shall use the escalation process outlined in Section 10.4 of the Agreement for resolution.

EXHIBIT M

Intentionally omitted.

EXHIBIT N

INFOSPACE BEST PRACTICES GUIDE

InfoSpace’s Best Practices Guide is attached hereto as Exhibit N-1. This Guide may be updated from time to time by InfoSpace.

EXHIBIT O

INFOSPACE SECURITY POLICY

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT P

APPLICATION VALIDATION PROCESS

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless

WAP 2.0 Portal Services

Service Level Agreement

June, 2004

This document contains confidential information. No part of this document may be reproduced in any form without the written consent of Verizon Wireless. Information in this document is for use by Verizon Wireless, its employees, and customers under license only.

Page i

Verizon Wireless WAP 2.0 Service Level Agreement

Table of Contents

1	Overview		1
	1.1	Introduction	1
	1.2	Referenced Documents	1
	1.3	Purpose and Scope	1
	1.4	Products and Services	1
	1.5	Definitions	2

2	Roles and Responsibilities		4
	2.1	Overview	4
	2.2	Stakeholders	4
	2.3	Role Assignments	4

3	Service Availability, Service Performance and Response/Restore Times		6
	3.1	Overview	6
	3.2	Service Availability Metrics	6
	3.3	Service Performance Metrics	6
	3.4	Response/Restore Times	7
	3.5	Service Availability Requirements	7
	3.6	Service Performance Requirements	7
	3.7	Response and Restore Time Requirements	7

4	Credits		7
	4.1	Service Availability	7
	4.2	Service Performance	8
	4.3	***	8
	4.4	Cumulative Maximum Monthly Credit	8

5	Incident Management		9
	5.1	InfoSpace Carrier Care	9
	5.2	Incident Response	9
	5.3	Incident Notification Process	15

6	InfoSpace Generated Reports		16
	6.1	Post Incident Review Reports	16
	6.2	Service Level Reporting	16
	6.3	Open Issues List Reporting	17

7	Change Management		17
	7.1	InfoSpace Changes & Maintenance	17
	7.2	Capacity Planning Forecasts	18
	7.3	Verizon Wireless Changes	18

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Page i

Verizon Wireless WAP 2.0 Service Level Agreement

Appendix A – Support Contact & Escalation List	20

Appendix B – WAP 2.0 End Device List	22

Page ii

Verizon Wireless WAP 2.0 Service Level Agreement

List of Tables

Table 1 – Scope of Products and Services	1
Table 2 – RACI Model	4
Table 3 – Roles and Responsibilities	5
Table 4 – Service Availability Requirements	7
Table 5 – Service Performance Requirements	7

Page iii

Verizon Wireless WAP 2.0 Service Level Agreement

1	Overview

1.1	Introduction

This Service Level Agreement (SLA) defines the services to be provided by InfoSpace in its support of Verizon Wireless’ WAP 2.0 portal. Additional details include performance targets, measurements, reports, processes, roles, and responsibilities required to achieve mutually agreed upon service level targets.

1.2	Referenced Documents

The following documents are referenced by this document:

***

1.3	Purpose and Scope

This SLA sets forth the terms agreed to between InfoSpace and Verizon Wireless with respect to the basic level of service that InfoSpace and Verizon Wireless will provide in order to support the delivery of services to Users contemplated in the Agreement. This includes the following:

•	Definitions

•	Roles and Responsibility

•	Service Availability, Service Performance and Response/Restore Times

•	Credits

•	Incident Management & Service Restoration

•	Change Management and Maintenance

•	Contact and Escalation Information

1.4	Products and Services

The scope of this SLA encompasses the products and services listed below in Table 1, designed to support Verizon Wireless’ WAP 2.0 portal and related services. The intent of this SLA is to define services, reports, processes, roles, and responsibilities designed to meet service level targets and user expectations.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

1.5	Definitions

“Available Time in Month” means the total number of days in the month times 1,440 minutes.

“Defect” ***

“InfoSpace’s Span of Control” ***

“Response” means the Vendor’s engineer or technician has contacted Verizon Wireless regarding the applicable request for assistance with respect to a defect. The response time will be measured from the time of the Verizon Wireless’ initial call to the Vendor until the time the Vendor’s engineer or technician responds, by telephone or email, to the Verizon Wireless’ Data NOC or specified incident contact.

“Restore or Restoration” means a condition where an item acknowledged as having a Defect is operative within the specifications, but a permanent resolution has not yet been implemented. Restoration may take the form of a software patch, which has been implemented to temporarily correct the Defect, or a work-around, which has been mutually agreed upon by the Parties. The Restoration time will be measured from the time of the Verizon Wireless’ initial call to the vendor until Restoration of the applicable defect.

“Resolve or Resolution” means that a permanent solution to the Defect has been implemented. The Resolution will cause the previously defective item to operate within the specifications. For service requests, Resolve means that the applicable question has been answered. The Resolution time will be measured from the time of the Verizon Wireless’ initial call to the Vendor until Resolution of the applicable defect, *** wherein the response time will begin from the point of failure.

“Planned Service Availability” ***

“Platform” is the Vendors hardware and software that provide the Verizon Wireless WAP 2.0 portal services.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

“Service Availability” ***

“Scheduled Maintenance Time” ***

“System Outage” ***

“Technical Support” shall have the meaning set forth in the Vendor’s Responsibilities and Services Section hereto.

“Transaction” ***

“Transaction Failure” ***

“Unscheduled Downtime” ***

“Vendor” means InfoSpace, Inc or any InfoSpace subsidiaries.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

2	Roles and Responsibilities

2.1	Overview

This section defines the roles and responsibilities of the Vendor and Verizon Wireless of the services described in this SLA.

InfoSpace has adopted the RACI Model as a means of defining, documenting, and communicating roles and responsibilities. The RACI Model describes four (4) roles as described in Table 2 below.

Role	Description
Accountable ( A )	Full accountability for the success or failure of a task, project, or program.
Responsible ( R )	Assigned authority, executes defined work, and held responsible for success or failure of assignment(s).
Consult ( C )	Facilitates and contributes as needed (consultant).
Inform ( I )	Potential for contribution, but primary purpose is to maintain a line of communication to outside group.

Table 2 – RACI Model

With the identification and agreement of services, stakeholders, tasks/activities, the RACI Model provides a means to define a set of roles for each task/activity. Each task/activity should be assigned a single accountable, however may involve multiple responsible, consulted, and informed participants.

2.2	Stakeholders

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

3	Service Availability, Service Performance and Response/Restore Times

3.1	Overview

Recognizing the impact to Users as a result of limited availability and poor performance of the WAP 2.0 system, InfoSpace is committed to supplying reliable service with sufficient capacity designed to provide an enriching and satisfying experience. In order to meet this objective, InfoSpace will implement appropriate tools and processes intended to support the management of service level targets. This Section describes the metrics, targets, and reports intended to provide the appropriate visibility of availability, performance and response trends.

This section identifies the service levels InfoSpace is expected to consistently achieve throughout the Term of this Agreement. If and when problems arise that effect service levels, InfoSpace is expected to make every effort to restore service and correct underlying faults. ***

3.2	Service Availability Metrics

Service availability is measured as described with the following formula:

***

3.3	Service Performance Metrics

Service performance measures

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

***

4	Credits

4.1	Service Availability

In the event that Service Availability of the elements or aspects of the Portal and Hosting Service within the InfoSpace Span of Control fails to meet the targeted Service Level Requirements (as listed on Table 4), during any calendar month of the Term, InfoSpace shall make all reasonable

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

efforts to remedy the situation during this “grace period”. If a measure continues to fail to meet targeted services for a second consecutive month, Verizon Wireless shall receive a credit of a portion of the Monthly Fees otherwise due to InfoSpace during such month for delivery and for all consecutive subsequent months that the target is missed. This one month “grace period” shall apply only one time during the life of the contract.

The credit shall be calculated as follows: ***

***

4.2	Service Performance

In the event that Service Performance of the elements or aspects of the Portal and Hosting Service within the InfoSpace Span of Control fails to meet the targeted Service Level Requirements (as listed on Table 5) during any calendar month of the Term, InfoSpace shall make all reasonable efforts to remedy the situation during this “grace period”. If a measure continues to fail to meet targeted services for a second consecutive month, Verizon Wireless shall receive a credit of a portion of the Monthly Fees otherwise due to InfoSpace during such month for delivery and for all consecutive subsequent months that the target is missed. This one month “grace period” shall apply only one time during the life of the contract.

The credit shall be calculated as follows: ***

In no event shall the cumulative monthly credit exceed *** .

***

***

4.3	***

4.4	Cumulative Maximum Monthly Credit

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

***

5	Incident Management

5.1	InfoSpace Carrier Care

InfoSpace’s Carrier Care within the Network Operations Center (NOC) will serve as the primary interface between Verizon Wireless’ Support Group and InfoSpace for support of services provided by InfoSpace. This arrangement provides Verizon Wireless with access to a 24x7 single point of contact (SPOC) to report incidents, receive updates, and escalate as needed. Table 9 provides InfoSpace’s Carrier Care hours of operation and contact information.

***	***
Contact Phone Number	***
Email Address	***

Table 9 - InfoSpace Carrier Care Contact Information

5.1.1	InfoSpace Carrier Care Services

The following list describes Carrier Care services provided to Verizon Wireless:

•	24x7 telephone and email support for incident management.

•	Advisory Bulletins provided on an as needed basis.

•	Notification before and after planned maintenance activities.

•	Post Incident Review Reports (PIRR) for incidents classified as Severity 1 (Sev-1). PIR Reports are delivered within 5 business days of service restoration.

5.2	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

5.2.1	***

5.2.2	Incident Handling and Updates

The InfoSpace Carrier Care will coordinate incident isolation, testing and repair work within InfoSpace and all third party systems that are within InfoSpace’s Span of Control. During the incident isolation and troubleshooting process, InfoSpace’s Carrier Care will communicate incident resolution progress with Verizon Wireless based upon the times specified in Table 10. Additionally, InfoSpace’s Carrier Care will proactively inform Verizon Wireless when an issue or condition arises that may cause potential system anomalies and be a potential source for the creation of trouble tickets.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

***

5.2.3	***

Table 11 – Severity Level Response Times

5.2.4	Escalation Procedures

InfoSpace Internal Escalation

Escalation procedures are in place at InfoSpace to manage the resolution of incidents when they occur. ***

Verizon Wireless Escalation to InfoSpace

In the event that InfoSpace does not respond to Verizon Wireless within the times shown in Table 11, Verizon Wireless can request that the incident be escalated to the next level, based on the contact information shared between the two companies (see Appendix A for an example list of names that are current).***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

***

Table 12 – Escalation Timetable

***

Additional Escalation Information

InfoSpace and Verizon Wireless will ensure that any additional processes that are required to ensure the smooth escalation of incidents within each organization are clearly communicated to one another in writing, so that the escalation processes within each organization and between the two organizations are clearly understood by both parties. InfoSpace and Verizon Wireless will exchange the names and contact information of the personnel who need to be kept informed of progress during the Escalation process. Both Parties are responsible for ensuring that the contact information is updated and exchanged when circumstances warrant.

5.3	Incident Notification Process

5.3.1	Communicating Incidents

To provide the most expeditious response, InfoSpace requests Verizon Wireless report all incidents to InfoSpace in the following manner:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

***

6	InfoSpace Generated Reports

6.1	Post Incident Review Reports

The purpose of the Post Incident Review Report (PIRR) is to report the results of InfoSpace’s formal review of an incident, intended to identify root cause, review the teams’ response, and document corrective actions to improve response and prevent reoccurrence. InfoSpace will create and submit a PIRR to Verizon Wireless within ***

6.2	Service Level Reporting

Each month, InfoSpace will provide Verizon Wireless a report summarizing Service Availability, Service Performance, and Response/Restore times for the previous month.***

Verizon Wireless WAP 2.0 Service Level Agreement

***

6.3	Open Issues List Reporting

Each month, InfoSpace will provide Verizon Wireless with a Reported Incidents Report. ***

7	Change Management

InfoSpace is committed to supporting formal change and release management process intended to mitigate risk of adversely impacting service delivery to Users. In accord with Verizon Wireless, InfoSpace will participate in the coordination and communication of necessary maintenance activities, ensuring maintenance is completed at appropriates times, with the appropriate visibility and awareness.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

Appendix A – Support Contact & Escalation List

Both parties are responsible for ensuring support contact information is maintained and communicated as needed. Support contact information will not be maintained as part of this SLA. Contact information will be maintained independent of this document by the stakeholders.

InfoSpace Support Contact Information

Single Point of Contact Name	***

Phone	***

Email	***

Second Level Contact Name	***

Title	Manager, Service Desk Operations

Phone	***

Email	***

Third Level Contact Name	***

Title	Director, Commercial Operations and Internal Support

Phone	***

Email	***

Fourth Level Contact Name	***

Title	Director, Carrier Sales

Phone	***

Email	***

Fifth Level Contact Name	***

Title	Vice President, Carrier Sales

Phone	***

Email	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless Support Contact Information

Single Point of Contact Name	***

Title

Phone	***

Email	***

Second Level Contact Name	***

Title	***

Phone	***

Phone	***

Phone (After Hours)	***

Email	***

Second Level Contact Name	***

Title	***

Phone	***

Phone	***

Phone (After Hours)	***

Email	***

Third Level Contact Name	***

Title	***

Phone	***

Phone	***

Phone (After Hours)	***

Email	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Verizon Wireless WAP 2.0 Service Level Agreement

Appendix B – WAP 2.0 End Device List

Phones		PDAs and Handsets
Manufacturer	Model	Manufacture	Model

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

FIRST AMENDMENT TO WAP 2.0 HOSTING AGREEMENT

This First Amendment to the WAP 2.0 Hosting Agreement (this “First Amendment”), dated as of August __, 2004 (the “Amendment Date”), is made by and between Premium Wireless Services USA, Inc., a California corporation and wholly-owned subsidiary of InfoSpace, Inc. (“InfoSpace”), with offices at 10940 Wilshire Blvd., 9th Floor, Los Angeles, CA 90024, and Cellco Partnership d/b/a Verizon Wireless (“Verizon Wireless”), a Delaware general partnership, having an office and principal place of business at 180 Washington Valley Road, Bedminster, New Jersey 07921, to amend that certain WAP 2.0 Hosting Agreement executed by and between the Parties on or about June 24, 2004 (the “Agreement”). InfoSpace and Verizon Wireless are sometimes individually referred to herein as a “Party” and may be collectively referred to as the “Parties.” Unless specifically designated otherwise, the capitalized terms herein shall have the same meanings given them in the Agreement and any Amendment.

RECITALS

A. WHEREAS, InfoSpace and Verizon Wireless desire to incorporate terms related to certain content hosting services provided by InfoSpace to Verizon Wireless in connection with the provision of Portal Services pursuant to and in accordance with the terms and conditions set forth in the Agreement.

B. WHEREAS, Verizon Wireless and InfoSpace have agreed to amend the Agreement as per the terms and conditions set forth below.

C. NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parties hereto agree as follows:

AGREEMENT

1. Amendment to Section 15.14.1.c. (Insurance).

The Parties agree that the words “and patent” shall be deleted from Section 15.14.1.c., and that the word “or” shall be inserted between the words “copyright” and “trademark.”

2. Content Hosting Services. A new section is hereby added to the Agreement, Section 16, as follows:

16 Content Hosting Services.

16.1 Description of Content Hosting Services.

16.1.1 Subject to the terms and conditions of this Agreement and the satisfaction of Verizon Wireless’ obligations set forth in Section 16.1.2 below, InfoSpace will exercise commercially reasonable efforts to develop, test and publish within *** of this Amendment Date or as otherwise agreed to by Verizon Wireless, the following applications *** to the dedicated hosting environment:

16.1.1.1 General News (as provided ***);

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

16.1.1.2 Weather (as provided ***);

16.1.1.3 Sports (as provided ***);

16.1.1.4 Sports News (as provided ***);

16.1.1.5 Market News (as provided ***);

16.1.1.6 Finance (as provided ***).

Attached to this Agreement as Exhibit Q, are the content hosting service descriptions.

16.1.2 Verizon Wireless will perform the following tasks with respect to the above applications:

16.1.2.1 Obtain the applicable content (the “Hosted Content”) from third-party content providers for each of the applications set forth in Section 16.1.1 above, and

16.1.2.2 Obtain all necessary rights, privileges, permission, and authority necessary for InfoSpace to host and distribute the Hosted Content as contemplated by this Agreement.

16.2 Content Services Set Up Fee. ***, Verizon Wireless will pay InfoSpace a one-time fee of *** (the “Content Services Set Up Fee”) for the Configuration Services (as defined below) and the Integration Services (as defined below) provided by InfoSpace to Verizon Wireless.

16.2.1 For the purposes of this Agreement, “Configuration Services” means the configuration of a pre-production and production hosting environment, including all required hardware, software, monitoring/alarm systems, 24-7-365 support processes, network infrastructure components, firewalls, release management process, phase I of the content entry tool and feed viewing process for Vindigo, and the content management system.

16.2.2 For the purposes of this Section, “Integration Services” means, with respect to each content feed, the following:

16.2.2.1 the creation of technical specifications and/or application based on InfoSpace and Vindigo designs;

16.2.2.2 the integration of backend feeds as appropriate;

16.2.2.3 the creation of application logic for each content application;

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

16.2.2.4 the creation of the WAP user interface template;

16.2.2.5 the creation and execution of test plans to ensure application functionality;

16.2.2.6 support of a User Acceptance testing period and Revenue Assurance testing period;

16.2.2.7 publishing of code to each success environment including production; and

16.2.2.8 adherence to SLA targets.

16.3 Content Hosting. InfoSpace will provide the following hosting services with respect to content feeds in the production environment (regardless of whether the content is sourced by InfoSpace or Verizon Wireless):

16.3.1 content feed monitoring for timeliness and quality;

16.3.2 resources and systems to manage content providers and content feeds listed in section 16.1.1;

16.3.3 feed integration maintenance to ensure that databases and APIs function within acceptable parameters;

16.3.4 hardware, software, and network scaling as volume ramps up;

16.3.5 rendering of WAP and web pages for the applications listed in section 16.1.1;

16.3.6 resources and systems to manage content feeds and the application hosting environment;

16.3.7 24-7-365 production support;

16.3.8 content usage reporting; and

16.3.9 performance monitoring and reporting.

16.4 Fees. In addition to the fees set forth in Exhibit D (Section I.3.) of the Agreement, Verizon Wireless shall pay to InfoSpace a Premium Page View Fee (as defined below) for each Content Page View hosted by InfoSpace.

16.5 ***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

16.6 Ownership. Subject to Section 2.10 and Section 12 of this Agreement, Verizon Wireless shall own the source code to the above listed applications; provided, however, InfoSpace will retain all right, title and interest to all of its pre-existing Intellectual Property, including but not limited to designs, tools, source code, object code, software, applications, modules and interfaces.

16.7 Page view reports, detailing all Page Views, must be delivered within 15 days of the end of the month for which the reporting is being made.

3. Minimum Page View Fee. The definition of “Minimum Page View Fee” set forth in Paragraph 3 of Exhibit D (Section I.3.) of the Agreement is hereby amended and replaced in its entirety by the following:

Minimum Page View Fee means, for any calendar month during the Term of the Agreement, a sum in the amount of *** This applies to the sum of the Page View Fee and the Premium Page View Fee.

4. Third-Party Contact Information. Within ten (10) days of the later of the Amendment Date or the execution of a contract between Verizon Wireless and a third-party for the purposes of providing content under the Agreement or this Amendment (the “Third-Party Content Provider”), Verizon Wireless agrees to provide to InfoSpace the contact information of each Third-Party Content Provider, consisting of the company name, an individual contact name, and the applicable address, phone number, and facsimile number.

5. IT SLA. The Parties agree that the Agreement shall be amended to include an IT SLA which shall be attached to the Agreement as Exhibit H-2

6. Existing Provisions. For emphasis, the Parties agree that, except as amended herein, all provisions of the Agreement, including, but not limited to the following Sections, shall apply to all terms of this Amendment:

a.	Warranties (Sections 11.1 through 11.3),

b.	Disclaimer (Section 11.4),

c.	Indemnification (Section 11.5), and

d.	Limitation of Liability (Section 11.6).

7. Confidentiality. The Parties agree that the definition of “Confidential Information” in Exhibit A, Section 7, shall be amended, for clarification purposes only and for the avoidance of doubt, to include the term “Wireless Devices.” More specifically, “Wireless Devices” shall be inserted between the words “samples” and “reports.”

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

8. Security. The Parties agree that, for clarification purposes only and for the avoidance of doubt, a new Section shall be added to the Agreement, Section 17. Section 17 shall state the following:

The Parties agree that each is responsible for the actions and omissions of its respective officers, employees, contractors, representatives and agents (for the purposes of this Section only “Representatives”). Each Party agrees to promptly notify the other Party in the event it discovers that one of its Representatives has violated any provision of this Agreement, or that any such Representative has violated any law, rule or regulation.

The Parties agree to cooperate with each other to remedy any act or omission caused by one of their Representatives. This shall include, but not be limited to the exchange of information relative to any such act or omission, ***.

***

Except as specifically amended herein, the Agreement, including any amendments, shall remain in full force and effect.

This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one instrument.

If there are any inconsistencies between a provision of this Amendment and a provision of the Agreement, the provision of this Amendment shall control, however, only with regard to the subject of the inconsistency.

The Parties have executed this Amendment as of the day and year written above.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Cellco Partnership d/b/a Verizon Wireless	Premium Wireless Services USA, Inc.

/s/ ***	/s/ M. Dean Newton
By (signature)	By (signature)

***	M. Dean Newton
Name	Name

VP - Tech Dev.	VP Entertainment Media & Business Affairs InfoSpace Mobile
Title	Title

InfoSpace, Inc.

/s/ M. Dean Newton
By (signature)

M. Dean Newton
Name

VP Entertainment Media & Business Affairs InfoSpace Mobile
Title

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

AMENDMENT NUMBER 2

TO

AGREEMENT NUMBER 750-67761-2004

BETWEEN

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS

AND

INFOSPACE MOBILE, INC.

f/k/a PREMIUM WIRELESS SERVICES USA, INC.

A WHOLLY OWNED SUBSIDIARY OF INFOSPACE, INC.

1.	PARTIES.

This Amendment Number 2 (“Second Amendment”) to the WAP 2.0 Hosting Agreement dated June 24, 2004, as amended by the First Amendment to WAP 2.0 Hosting Agreement, dated August 31, 2004 (as amended, the “Agreement”), by and between InfoSpace Mobile, Inc. f/k/a Premium Wireless Services USA, Inc., a California corporation and wholly owned subsidiary of InfoSpace, Inc., with offices at 10960 Wilshire Blvd., Suite 800, Los Angeles, CA 90024 (“InfoSpace”) and Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership, having an office and principal place of business at One Verizon Way, Basking Ridge, NJ 07920 (“Verizon Wireless”), is made and entered into on and as of the date of execution by the last signing Party (the “Second Amendment Effective Date”).

2.	AMENDMENT OF AGREEMENT.

A.	Section 2.1 of the Agreement shall be amended by deleting it in its entirety and replacing it with the following:

2.1.	InfoSpace Services.

a.	Subject to the terms and conditions of this Agreement, during the Term, InfoSpace will make available to Verizon Wireless the Portal Services described in Exhibit B.

b.	In addition, InfoSpace shall furnish Portal Services as set forth in Work Orders in the form set forth in Exhibit E to this Agreement issued from time to time by Verizon Wireless and accepted by Infospace, in accordance with Section 2.11 of the Agreement.

c.	Subject to the terms and conditions of the Agreement and this Second Amendment, during the Term, InfoSpace will make available to Verizon Wireless the services described in the Work Order attached hereto as Exhibit A to this Second Amendment (the “FlashCast Services”). The FlashCast Services shall constitute Portal Services under the Agreement.

d.	Unless otherwise expressly set forth in a Work Order, Verizon Wireless may terminate Portal Services for convenience, in whole or in part, without obligation or liability for future monthly support fees, by providing written notice to Infospace *** before the Portal Services are made commercially available. In the event of such termination, Verizon Wireless shall pay InfoSpace all outstanding fees due and payable under the applicable Work Order through the date of termination. InfoSpace shall invoice Verizon Wireless for such fees and Verizon Wireless shall remit payment to InfoSpace in accordance with the Agreement. If the charges for such terminated Portal Services were paid in advance, Infospace shall promptly refund to Verizon Wireless those fees paid for services not rendered prior to the date of termination. For the avoidance of doubt, in the event of termination by Verizon Wireless of the FlashCast Services, in whole or in part, as set forth in this Section 2.1(d), InfoSpace shall be entitled to retain *** set forth in Attachment 3 to Exhibit A.

B.	Section 2.7 and Section 2.10 of the Agreement shall be amended by inserting the following at the beginning of such Sections:

“With respect to the Portal Services set forth in Exhibit B to this Agreement”

C.	Section 5.1 shall be amended by inserting the words “set forth in Exhibit B” after the words “Portal Services”.

D.	Section 5.3(c) of the Agreement shall be amended by inserting the words “or FlashCast Wireless Devices” after the reference to “Wireless Devices”.

E.	Section 8.1 of the Agreement shall be amended by deleting it in its entirety and replacing it with the following:

8.1	Term. The term of this Agreement shall commence on the Effective Date and unless earlier terminated pursuant to the terms of this Agreement, shall end March 1, 2010 (the “Term”), provided that the Term shall be automatically renewed for successive one (1) year periods unless either Party provides written notice of termination to the other Party at least ninety (90) days prior to the end of the then-current Term.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

F.	Section 8.2 of the Agreement shall be amended by adding:

d.	For Convenience. Verizon Wireless may terminate Portal Services for convenience, in whole or in part, without obligation or liability for future monthly support fees by providing Infospace with *** prior written notice.

e.	For Uncured Security Vulnerability. Verizon Wireless may terminate this Agreement in accordance with Section 5.3(b)(iii) of this Agreement.

G.	Section 9 of the Agreement shall be amended by

1.	inserting the following at the beginning of such Section:

“This Section 9 applies solely to the Portal Services set forth in Exhibit B to this Agreement. Transition Services to be provided in connection with any Portal Services provided pursuant to a Work Order, shall be set forth in such Work Order.” ; and

2.	deleting subsection 9.1(b) and replacing it with the following:

The Parties agree that (a) during the Transition Period, additional Users shall be permitted to subscribe to the Portal Services and (b) following the Transition Period no additional User shall be permitted to subscribe to the Portal Services.

H.	With respect to Section 10.2, the Parties acknowledge and agree that separate Steering Committees, with different members from each Party, may be formed for each Project set forth in a Work Order or an amendment to this Agreement.

I.	Section 11.2(e). of the Agreement shall be amended by deleting it in its entirety and replacing it with the following:

11.2(e). InfoSpace represents and warrants that (i) the Portal Services set forth in Exhibit B shall operate in substantial conformity with the specifications contained in Exhibit J and (ii) additional Portal Services shall operate as set forth in the applicable Work Order.

J.

Section 11.6 of the Agreement shall be modified to clarify its original intent by inserting a period in the eleventh (11th) line down after the words “Section 11” and ***. In addition, the penultimate sentence of Section 11.6 shall be amended by inserting the following after subsection (v):

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

K.	Section 12.2 shall be amended to clarify its original intent by changing the reference to “Section 11.1” to “Section 12.1”.

L.	Section 12.12 of the Agreement shall be amended by deleting it in its entirety and replacing it with the following:

Section 12.12 Developed Technology. The Parties contemplate that, from time-to-time, one Party may agree to develop Developed Technology for the other Party pursuant to a Work Order or an amendment to this Agreement. The ownership and/or license right in such Developed Technology, compensation for its development and other terms regarding Developed Technology shall be as set forth in such Work Order or amendment.

M.	Section 15.1.a. of the Agreement shall be amended by inserting the following at the beginning of such Section:

“With respect to the Portal Services set forth in Exhibit B to this Agreement”

N.	Section 15.5 of the Agreement shall be amended by inserting the following at the end of such Section:

“The application of the UN Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement. Furthermore, in no event shall this Agreement become subject to the Uniform Computer Information Transactions Act (UCITA) even if passed by the state of governing law.”

O.	Section 15.6(a) shall be amended by deleting it in its entirety and replacing it with the following:

In addition, any controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, may, if the parties so elect, be settled by a sole arbitrator in accordance with the CPR Non-Administered Arbitration Rules. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16, and judgment upon the award rendered by the Arbitrators may be entered by any court having jurisdiction thereof. The place of the arbitration shall be New York, New York. Punitive and exemplary damages shall not be awarded. Process may be served on either party by U.S. Mail, postage prepaid, certified or registered, return receipt requested, or by such other method as is authorized by law. Notwithstanding the foregoing, each Party may institute formal proceedings at any time with a court of competent jurisdiction to avoid the expiration of any applicable limitations period, to preserve a superior position with respect to other creditors, or as provided in 15.6(b) (“Injunctive Relief”) below.

P.	Section 15.9 of the Agreement shall be modified to update the Notice contacts as follows:

To Verizon Wireless:

Verizon Wireless

One Verizon Way

Basking Ridge, NJ 07920

Attn: *** Executive Vice President and Chief Technical Officer

Copies to:

Assistant General Counsel – Sourcing

One Verizon Way, VC33E270

Basking Ridge, NJ 07920

To InfoSpace:

InfoSpace Mobile, Inc.

10960 Wilshire Blvd., Suite 800

Los Angeles, CA 90024

Fax: (310) 481-6838

Attention: President, Mobile and Online Media

With a copy to:

InfoSpace Mobile, Inc.

601 108th Ave. NE

Suite 1200

Bellevue, WA 98004

Attention: Senior Corporate Counsel,

Entertainment Media & Business Affairs

Fax: (425) 201-6110

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Q.	The Agreement shall be amended by deleting Exhibit D to the Agreement and replacing it with the pricing set forth in the revised Exhibit D attached to this Second Amendment with respect to the Portal Services set forth in Exhibit B.

R.	The Agreement shall be amended such that all references to Exhibit D in the Agreement shall be deemed references to Exhibit D with respect to the Portal Services set forth in Exhibit B, and with respect to Portal Services other than those set forth in Exhibit B, references to Exhibit D in the Agreement shall be deemed to be references to the commercial terms set forth in the applicable Work Order.

S.	Section 6 of Exhibit A of the Agreement shall be amended by deleting it in its entirety and replacing it with the following:

6. “Commercial Service Date” means, with respect to the Portal Services set forth in Exhibit B, the earlier of (a) June, 25, 2004, or (b) the date of Verizon Wireless’ written acceptance of the Portal Services in accordance with Section 1(b) of Exhibit D.

T.	Section 27 of Exhibit A of the Agreement shall be amended by deleting it in its entirety and replacing it with the following:

27. “Portal Services” means the products and services that will be made available to Verizon Wireless by InfoSpace as set forth in this Agreement, and pursuant to (i) the specifications of Exhibit B or (ii) the specifications set forth in the applicable Work Order or written amendment entered into by the Parties.

U.	Exhibit H-1 to the Agreement shall be amended as set forth in the revised Exhibit H-1 attached to this Second Amendment.

V.	Exhibit H-2 to the Agreement shall be amended as set forth in the revised Exhibit H-2 attached to this Second Amendment.

W.	The Agreement shall be amended by adding a new Exhibit S, in the form attached hereto as Exhibit S.

X.	The Parties acknowledge and agree that (i) Exhibits D, F, G, H-1, H-2, I, J, L, N, O, P and Q apply only to the Portal Services set forth in Exhibit B, and Amendment 1 and Exhibits A, C, E, K, and S apply to any Portal Services.

Y.	InfoSpace shall provide the services set forth in the Work Order attached as Exhibit A to this Second Amendment as set forth therein.

Z.	The Parties agree to issue, promptly upon the execution of this Second Amendment, a joint press release announcing the extension of the Mobile Web 2.0 Services, provided that neither Party shall issue any such press release without the prior written consent of the other Party.

3.	EFFECT OF AMENDMENT.

This Second Amendment is an integral part of the Agreement. Terms used herein which are defined or specified in the Agreement shall have the meanings set forth therein. If there are any inconsistencies between a specific term or condition of this Second Amendment and a specific term or condition of the Agreement, the specific term or condition of this Second Amendment shall control, but only to the extent of such inconsistencies.

Except as amended hereby, the Agreement shall continue in full force and effect.

4.	SIGNATURES.

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed by their duly authorized officers or representatives.

CELLCO PARTNERSHIP d/b/a
Verizon Wireless	INFOSPACE MOBILE, INC.

By:	By:	***
Name:	Name:	***
Title:	Title:	Chr./CEO
Date:	Date:	4/4/07

INFOSPACE, INC.
Solely for the purpose of Section 15.20 hereunder

	By:	***
	Name:	***
	Title:	Chr./CEO
	Date:	4/4/07

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

revised Exhibit D

Amendments to Exhibit D of WAP 2.0 Hosting Agreement

Exhibit D of the Agreement shall hereby be amended as follows:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

revised Exhibit H-1

Amendments to Verizon Wireless

WAP 2.0 Portal Services Service Level Agreement

The Verizon Wireless WAP 2.0 Portal Services Service Level Agreement (Exhibit H-1 to the Agreement) shall hereby be amended as follows:

1.	Section 4 shall be deleted in its entirety and replaced with the following:

4	Credits

4.1	Service Availability

In the event that Service Availability of the Service Components of the Portal Services within the InfoSpace Span of Control set forth in Table 4 fails to meet the Availability Target (as listed in Table 4), during any calendar month of the Term, InfoSpace shall make all reasonable efforts to remedy the situation during this “grace period”. If a measure continues to fail to meet targeted services for a second consecutive month, Verizon Wireless shall receive a credit of a portion of the Mobile Web 2.0 Fee otherwise due to InfoSpace during such month for delivery and for all consecutive subsequent months that the target is missed. This one month “grace period” shall apply only one time during the life of the contract.

The credit shall be calculated as follows: *** (as shown on Table 7 below).

***

Table 7 – Credit Structure Service Availability

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

4.2	Service Performance

In the event that Service Performance of the Service Components of the Portal Services within the InfoSpace Span of Control set forth in Table 5 fails to meet the Performance Targets (as listed on Table 5) during any calendar month of the Term, InfoSpace shall make all reasonable efforts to remedy the situation during this “grace period”. If a measure continues to fail to meet targeted services for a second consecutive month, Verizon Wireless shall receive a credit of a portion of the Mobile Web 2.0 Fee otherwise due to InfoSpace during such month for delivery and for all consecutive subsequent months that the target is missed. This one month “grace period” shall apply only one time during the life of the contract.

The credit shall be calculated as follows: ***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

Table 8 – Credit Structure Service Performance

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

4.3	***

4.4	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

2.	Table 11 shall be deleted in its entirety and replaced with the following:

***

Severity Level	Response Time	Restore Time	Resolve time-Permanent Fix
Severity 1	*** into InfoSpace’s Carrier Care	***	***

Severity Level	Response Time	Restore Time	Resolve time-Permanent Fix
Severity 2	*** into InfoSpace’s Carrier Care	***	***

Severity Level	Response Time	Restore Time	Resolve time-Permanent Fix
Severity 3	*** of Verizon Wireless’ e-mail or phone notification	***	***

Severity Level	Response Time	Restore Time	Resolve time-Permanent Fix
Severity 4	*** Verizon Wireless’ e-mail or phone notification	***	***

Table 11 – Severity Level Response Times

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Revised Exhibit H-2

Amendment to Exhibit H-2 (WAP 2.0 IT Interface Service Level Agreement)

The Verizon Wireless WAP 2.0 IT Interface Service Level Agreement (Exhibit H-2 to the Agreement) shall hereby be amended as follows:

1.	Section 4 shall be deleted in its entirety and replaced with the following:

4.	Credits

System Availability Credits

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

First Level Contact Name	Carrier Care
Phone	1-425-201-8700
Email	***

Second Level Contact Name	***
Title	Service Operations Manager
Phone	***
Email	***

Third Level Contact Name	***
Title	Director, Commercial Operations
Phone	***
Email	***

Fourth Level Contact Name	***
Title	VP IT Operations
Phone	***
Email	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT S

SECURITY REQUIREMENTS

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT A TO SECOND AMENDMENT TO

AGREEMENT NO. 750-67761-2004 BETWEEN VERIZON WIRELESS AND

INFOSPACE

WORK ORDER

for

FLASHCAST SERVICES

1.	DEFINITIONS.

In addition to the terms set forth in the Agreement, the terms defined in this Section 1 shall have the meanings set forth below whenever they appear in this Work Order unless the context in which they are used clearly requires a different meaning or a different definition is described for a particular Section or provision:

1.1	“Active User” means any User who (a) has a FlashCast Wireless Device, and (b) has successfully registered with Verizon Wireless and remains authorized by Verizon Wireless to use the Verizon Wireless FlashCast Service and (c) is receiving updates to one or more Channels. Verizon Wireless business records shall be conclusive in determining whether a User is an Active User. For greater certainty, the term “Active User” includes any User who subscribes to Verizon Wireless Services and registers to use the Verizon Wireless FlashCast Service, either directly with Verizon Wireless or indirectly through an Indirect Channel Entity.

1.2	“Background Materials” means InfoSpace’s tangible and intangible materials and intellectual property, including without limitation the InfoSpace platform and messaging gateway, reports, documentation, drawings, computer programs (source code, object code and listings), inventions, know-how, creations, works, devices, masks, models and work-in-process, and any improvements, enhancements or modifications thereto, that InfoSpace uses to develop and/or provide the FlashCast Services.

1.3	“Channel” means a single grouping of distinct information, displayed on a FlashCast Wireless Device, that (i) can be independently downloaded or added by the Active User, or (ii) can independently receive periodic updates, or (iii) can be controlled and configured by the Active User independently from other Channels.

1.4	“Documentation” means the documentation listed on Schedule 4 and all amendments and updates thereto issued by InfoSpace.

1.5	“FlashCast Content” means digital media objects that (i) are owned by Verizon Wireless or licensed to Verizon Wireless by third parties and that (ii) Active Users may preview, download, display, store or otherwise use via the Verizon Wireless FlashCast Service. For greater certainty, FlashCast Content may include audio, pictures, images, text, graphics, video or other media objects.

1.6	“FlashCast Content Provider” means any third party who has licensed FlashCast Content to Verizon Wireless.

1.7	“FlashCast Deliverables” means all Documentation and other materials and work product, and all updates thereto, that InfoSpace provides or agrees to provide to Verizon Wireless in performing the FlashCast Services under this Work Order.

1.8	“FlashCast Launch Date” means the first date that Verizon Wireless makes the Verizon Wireless FlashCast Service commercially available to its Users. Verizon Wireless shall have the right to determine the FlashCast Launch Date in its sole discretion, provided however, that the FlashCast Launch Date shall be no earlier than the Effective Date and no later than 12/31/07.

1.9	“FlashCast Service Level Agreement” or “FlashCast SLA” means the service level agreement setting forth the respective responsibilities of the Parties regarding support of the FlashCast Services, attached hereto as Attachment 2 and made a part hereof.

1.10	“FlashCast Statement of Work” or “FlashCast SOW” means the document attached to this Work Order as Attachment 1 (“Statement of Work”) that describes the FlashCast Services and FlashCast Deliverables that InfoSpace will provide, Verizon Wireless deliverables and related obligations, milestones for implementation, delivery schedules, payment schedules, additional terms and conditions, and other matters establishing the requirements applicable to the initial project hereunder.

1.11	“FlashCast Wireless Device” for purposes of this Work Order, means the wireless handset devices that Verizon Wireless has approved for use on the Verizon Wireless Network and which has had the Flashcast application submitted to NSTL for certification to enable Active Users to access and use the Verizon Wireless FlashCast Service. Such devices are set forth on Schedule 3 to this Second Amendment. The Parties may amend Schedule 3 from time to time upon written agreement.

1.12	“Hardware” means the hardware set forth on Schedule 1 and Schedule 2 to this Work Order, as such may be modified from time to time by the parties.

1.13	“Indirect Channel Entity” means an Affiliate, agent, distributor, reseller, MVNO or other Person whom Verizon Wireless has authorized in writing to offer, promote, market and resell the Verizon Wireless FlashCast Service indirectly or through one or more tiers of indirect distribution, under the Verizon Wireless Marks or the Trademarks of such Indirect Channel Entity.

1.14	“Premium Channel Content” means FlashCast Content obtained by Active Users from one or more Channels for which Active Users pay fees in addition to standard subscription fees, which Verizon Wireless may determine in its sole discretion.

1.15	“Software” means the software set forth on Schedule 1 and Schedule 2 to this Work Order, as such may be modified from time to time by the parties.

1.16	“System” means all Hardware and Software and used by InfoSpace to make available to Verizon Wireless the FlashCast Services as provided in the FlashCast SOW.

1.17	“Verizon Wireless FlashCast Service” means an on-line digital media service to be offered by Verizon Wireless that will incorporate the FlashCast Services to be provided by InfoSpace hereunder that will enable Active Users to obtain FlashCast updates. 1.19 “Web Site” means any point of presence maintained on the Internet or on any other public data network accessed via a computing device. With respect to any Web Site maintained on the World Wide Web, such Web Site includes all HTML Pages (or similar relevant data protocol) that are either identified by the same second-level domain (such as www.verizonwireless.com) or by an equivalent level identifier in any relevant address scheme.

2.	SCOPE.

2.1	Verizon Wireless desires to market and sell a new service offering (the Handset Portal Service a/k/a Verizon Wireless Flashcast Service), that will enable customers who have a FlashCast Wireless Device to select, preview, purchase and view digital media content updates to a FlashCast Wireless Device. InfoSpace has expertise in implementing, hosting and providing digital media content services, and as such provides the services and has the capability necessary to host a system that will enable Verizon Wireless to provide this new service offering to its subscribers. Accordingly, InfoSpace shall implement and operate the System, and provide the FlashCast Services in accordance with the FlashCast Statement of Work.

2.2	Subject to the terms of this Work Order and the Agreement, InfoSpace hereby grants to Verizon Wireless a worldwide right and license to access and use the FlashCast Services provided by InfoSpace to offer, market, promote, sell, operate, provide, enhance, support and maintain the Verizon Wireless FlashCast Service, in any manner and on any terms (provided such manner and terms are not in breach of Verizon Wireless’ representations or obligations under this Work Order and the Agreement), and at any prices as determined by Verizon Wireless from time to time in its sole discretion. Verizon Wireless may exercise such rights directly and through one or more Indirect Channel Entities, at the same time and from time to time as Verizon Wireless may determine in its sole discretion, subject to Verizon Wireless’ representations and obligations under this Work Order and the Agreement and provided that as between Verizon Wireless and Infospace, Verizon Wireless shall be responsible, and remain liable to InfoSpace, for any such exercise of rights authorized by Verizon Wireless through any Indirect Channel Entity and further provided that default by one Indirect Channel Entity shall no affect Verizon Wireless or any other Affiliate party to this Agreement. 2.3 InfoSpace shall provide, perform, and deliver, to the extent set forth herein, the FlashCast Services described in this Exhibit A. InfoSpace acknowledges and agrees that:

2.3.1	The FlashCast Services are important to Verizon Wireless and InfoSpace must deliver the FlashCast Services in compliance with the FlashCast Statement of Work;

2.3.2	InfoSpace has and must maintain an organization staffed by qualified personnel, including key personnel with the knowledge, skill and resources to perform and complete the FlashCast Services;

2.3.3	To InfoSpace’s knowledge, there are no impediments or commitments, legal, contractual or otherwise that impede InfoSpace’s timely performance and completion of the FlashCast Services or its capacity or capability to do so;

2.4	InfoSpace will provide Verizon Wireless personnel with the training described on Attachment 6.

3.	PORTAL SERVICE REQUIREMENTS

3.1	Facility Requirements.

3.1.1	InfoSpace shall install, configure, maintain and support the System, and provide the FlashCast Services as described in this Section 3 and in compliance with Attachment 1 and in compliance with Attachment 2.

3.1.2	Verizon Wireless acknowledges that Schedule 1 and Schedule 2 set forth the hardware and software necessary to support the capacity requirements for the FlashCast Services desired by Verizon Wireless and as described in the Statement of Work. To the extent Verizon Wireless desires to increase or decrease the capacity requirements as detailed in Attachment 3, Pricing, of the FlashCast Services, the Parties shall mutually agree in writing upon any corresponding modifications to the System, including (without limitation) the addition of Hardware or Software. All Hardware and Software purchased by Verizon Wireless set forth on Schedule 1 shall be owned by Verizon Wireless. Verizon Wireless shall obtain all necessary rights (including any necessary sublicense rights) for InfoSpace to use the Hardware and Software set forth on Schedule 1 as contemplated by this Work Order. All Hardware purchased by InfoSpace set forth on Schedule 2 shall be owned by Verizon Wireless. Unless otherwise agreed, upon termination or expiration of this Agreement, all Hardware shall be delivered to Verizon Wireless or its designee, and Verizon Wireless shall cover all actual costs associated with such delivery, including but not limited to, personnel, packing, shipping, insurance and delivery costs. To the extent InfoSpace licenses any Software set forth on Schedule 2 directly from licensors thereof, InfoSpace shall use commercially reasonable efforts to transfer such licenses upon termination or expiration of this Work Order or in the event Verizon Wireless elects to transfer the support of the Verizon FlashCast Service to Verizon Wireless’ facilities as set forth in Section 3.1.4. To the extent Verizon Wireless has obtained authorization(s) for InfoSpace to directly provide support and maintenance with respect to any Hardware and Software set forth on Schedule 1, Infospace shall work directly with the providers of such Hardware and Software to resolve support and maintenance issues which may arise.

3.1.3	InfoSpace shall provide Verizon Wireless with current mutually agreed performance and monitoring data for the preceding three calendar months within *** of the end of each calendar month. In addition, upon *** written notice, InfoSpace shall provide Verizon Wireless with physical access to the facilities and systems used by InfoSpace and its subcontractors to provide the FlashCast Services.

3.1.4	(a) InfoSpace shall provide the FlashCast Services to Verizon Wireless during the Term of this Agreement; provided, however, that, subject to 3.1.4(b) below, at any time upon *** prior written notice to InfoSpace, Verizon Wireless may elect to provide and operate the Verizon Wireless FlashCast Service internally through its own equipment and facilities or through the equipment and facilities of a Third Party. In such event, subject to Section 3.1.4(b) below, Infospace will continue to provide the FlashCast Services for a specific period of time to be agreed by the Parties in writing not to exceed *** (the “FlashCast Transition Period”), and at Verizon Wireless’ request, shall transfer to Verizon Wireless all aspects of the System owned by Verizon Wireless, including Hardware and Software licenses, to the extent the Software licenses are transferable to Verizon Wireless. In addition, during the FlashCast Transition Period and subject to Section 3.1.4(b) below, InfoSpace shall work with Verizon Wireless to provide support, training and assistance Verizon Wireless deems necessary to establish the capability for Verizon Wireless to provide the Verizon Wireless FlashCast Service without the continued involvement of InfoSpace.

(b) ***. In the event that Verizon Wireless requests transition services as described in Section 3.1.4(a) above, InfoSpace and Verizon Wireless shall agree to a statement of work and associated fees prior to the commencement of the FlashCast Transition Period.

(c) During the FlashCast Transition Period, the obligations of the Parties as set forth in the Agreement, including but not limited to this Second Amendment, shall survive.

3.2	Performance Requirements

3.2.1	InfoSpace shall configure Hardware, Software and connection capacity and services for the FlashCast Services described in Attachment 1.

3.2.2	Each Party shall fully comply with the terms and conditions of the Agreement, the Second Amendment and this Work Order, including all Exhibits and attachments.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

3.2.3	As of the FlashCast Launch Date, and as more fully described in this Agreement and this Work Order, InfoSpace will integrate the FlashCast Content on the FlashCast Service as set forth in the FlashCast SOW. Other than the FlashCast Content, no other data, text or information will be integrated on the FlashCast Service.

3.3	Security Requirements. InfoSpace shall put in place and shall maintain commercially reasonable physical and electronic measures and operational procedures to protect the security of the FlashCast Services and FlashCast Wireless Devices in order to (i) comply with Verizon Wireless’ security requirements as set forth in Exhibit S to the Agreement; and (ii) regularly monitor the Verizon Wireless FlashCast Service and all connections between the Verizon Wireless Network and facilities or equipment controlled or maintained by InfoSpace. In the event InfoSpace becomes aware of any breach of security of the FlashCast Services or FlashCast Wireless Devices, InfoSpace shall notify Verizon Wireless as provided in Attachment 2.

3.4	As between the Parties, Verizon Wireless shall have the sole right to adopt and communicate to Users statements about and descriptions of policies and practices related to User privacy and the collection, storage and use of User Data. To the extent Verizon Wireless adopts new policies (i.e., following the Effective Date of the Second Amendment) with respect to User privacy and User Data, InfoSpace will comply with such policies. ***.

3.5	Verizon Wireless may, at any time, request that InfoSpace make additions, deletions or other modifications to the FlashCast Services by submitting a Work Order, substantially in the form of Exhibit E to the Agreement. All additions, deletions or other modifications to the FlashCast Services shall be handled pursuant to a mutually defined change process.

3.6	Capacity Forecast

To ensure the highest level of service, Infospace requires Verizon Wireless at least *** to provide a forecast estimating the growth of their customer base *** and likely service usage. This will allow Infospace to plan the required resources to support the services for Verizon Wireless’ customers. If Verizon Wireless becomes aware of any material changes that would impact any forecast previously provided to Infospace (e.g., if Verizon Wireless has a special promotion plan in which a high number of new customers are anticipated for either a specified time period or for the remainder of the term), Infospace must be given *** advance notice of any change in the forecast to prepare for such additional capacity. If Verizon Wireless fails to provide Infospace with such notice, for a period of *** following such increase Infospace will not be held responsible for any failures to the performance objectives that could have been avoided had Infospace received such notice. A forecast provided pursuant to this section is only a forecast and is not a commitment on behalf of Verizon Wireless for the forecasted amount.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

4.	FEES/PAYMENT

4.1	During the Term of this Work Order Wireless shall pay InfoSpace for the FlashCast Services in accordance with the rates set forth in Attachment 3. All payments are due in U.S. Dollars.

4.2	In the event Verizon Wireless terminates services set forth in this Work Order for convenience prior to the FlashCast Launch Date as set forth in Section 2.1(d) of the Second Amendment, InfoSpace shall immediately curtail all activities hereunder upon receipt of a notice of termination. Verizon Wireless’ sole liability to InfoSpace will be the payment of the unpaid balance of the Setup Fee, if any, and all Monthly Sustainment Fees due through such date of termination and any other amounts (e.g., professional services fees) due InfoSpace for work completed before the date of termination by Verizon Wireless. InfoSpace shall invoice Verizon Wireless for such fees and Verizon Wireless shall remit payment to InfoSpace in accordance with the Agreement. Verizon Wireless shall have no obligation or liability to InfoSpace for future monthly support fees, and if the charges for such cancelled Order were paid in advance, InfoSpace shall promptly refund such charges to Verizon Wireless. For purposes of clarification, upon termination by Verizon Wireless of the FlashCast Services as set forth in this Section 4.2, InfoSpace shall be entitled to retain 100% of the Setup Fee.

4.3	There shall be no charge to Verizon Wireless for the installation and implementation of the FlashCast Services except as set forth in Attachment 3. All Hardware (other than equipment necessary for Infospace to provide telecommunications connectivity) required for the FlashCast Services as set forth in Schedule 1 will be owned by Verizon Wireless upon payment by Verizon Wireless of amounts due for such Hardware and maintained by InfoSpace at a location owned or leased by InfoSpace (“InfoSpace Facilities”). Any dedicated connections (frame relay, VPN or otherwise) as may be required by Verizon Wireless for the connection between InfoSpace and Verizon Wireless shall be procured and maintained at Verizon Wireless’ expense.

4.4	Verizon Wireless shall remit payment to InfoSpace in accordance with Section 3 of the Agreement.

4.5	InfoSpace shall not be responsible for the payment of any licensing fees associated with FlashCast Content.

5.	TESTING, EVALUATION AND APPROVAL.

5.1	Test Phones. Within *** of the Second Amendment Effective Date, Verizon Wireless will provide to InfoSpace *** pre-commercial test devices for each type of FlashCast Wireless Device on which Verizon Wireless desires InfoSpace to make the FlashCast Services available on the FlashCast Launch Date. InfoSpace will use such devices for the purpose of testing the FlashCast Services and FlashCast Content delivery to the FlashCast Wireless Devices. Any additional devices required beyond the initial test devices shall be

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

procured at InfoSpace’s cost. To the extent Verizon Wireless desires InfoSpace to make the FlashCast Services available on any FlashCast Wireless Device(s) in addition to the devices initially provided by Verizon Wireless within forty five (45) days of the Second Amendment Effective Date, Verizon Wireless will provide, *** test phones for each such additional device. Verizon Wireless shall deliver such additional test device(s) at least *** in advance of the date that Verizon Wireless wishes the FlashCast Services to be made commercially available on such device.

5.2	Inspection and Approval. FlashCast Services will be subject to inspection by Verizon Wireless prior to the FlashCast Launch Date. During the Testing Period, InfoSpace will provide Verizon Wireless access to the FlashCast Services in accordance with this Work Order and the Agreement. During the Testing Period, InfoSpace shall use its reasonable efforts to promptly correct any part of the FlashCast Services that is within InfoSpace’s Span of Control, as defined in the SLA attached hereto as Attachment 2-A, that do not meet the specifications set forth in the FlashCast SOW or terms of this Agreement at its expense within *** of receipt of written notice of nonconforming FlashCast Service from Verizon Wireless, or immediately following such notice if such nonconforming services are deemed by Verizon Wireless to cause an emergency condition. Verizon Wireless shall submit a written acceptance or rejection of the FlashCast Services within *** of InfoSpace making the FlashCast Services available to Verizon Wireless for testing (the “Review Period”). If Verizon Wireless fails to submit a written acceptance or rejection of the FlashCast Services within the Review Period, within *** after the Review Period, Infospace shall notify Verizon Wireless in writing, and Verizon Wireless shall have *** to respond. ***. To the extent Verizon Wireless rejects the FlashCast Services (or any portion thereof), Verizon Wireless shall provide InfoSpace with a comprehensive list of any nonconforming component(s) of the FlashCast Services that it desires InfoSpace to remedy and InfoSpace shall do so as described above. Acceptance of the FlashCast Services by Verizon Wireless shall be a condition precedent to the right of InfoSpace to receive payment of the Monthly Sustainment Fees specified in Attachment 3 ***. In addition to the foregoing, Infospace shall assist Verizon Wireless as requested to complete the testing and acceptance process applicable to the Flashcast Software provided by ***, the third party responsible for developing and delivering the Flashcast Software to Verizon Wireless. InfoSpace may require additional fees for such assistance. For the avoidance of doubt, to the extent Verizon Wireless elects not to launch the FlashCast Services, Verizon Wireless shall not be entitled to a refund of all, or any portion of, the Setup Fee.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

5.3	Content Validation. After the FlashCast Launch Date InfoSpace shall test all existing Channels on one type of FlashCast Wireless Device for each display size each day to ensure receipt of FlashCast Content and that the FlashCast Services operate in accordance with the FlashCast SOW.

5.4	Quality Assurance for Content. Verizon Wireless shall be responsible for all quality assurance testing of the FlashCast Content. Upon completion of such testing, Verizon Wireless will supply the FlashCast Content, together with a certification of compliance, to InfoSpace for inclusion in the FlashCast Services in accordance with the FlashCast SOW.

5.5	Nonconformance After FlashCast Launch Date. After the FlashCast Launch Date, if the FlashCast Services do not conform to the FlashCast SOW, Verizon Wireless shall be entitled to the remedies set forth in the Service Level Agreement set forth as Attachment 2-A.

5.6	Master Test Plan. In addition to the foregoing, the Master Test Plan, attached hereto as Attachment 4 shall apply.

6.	VERIZON WIRELESS’ PROPERTY.

6.1	Title

Title to all materials and property Verizon Wireless provides to InfoSpace in connection with this Agreement shall remain in Verizon Wireless or, if applicable, its licensors or lessors. Any materials or property Verizon Wireless provides to InfoSpace, and any materials or property of Verizon Wireless or its Users or Indirect Channel Entities that otherwise comes into InfoSpace’s possession or control in connection with the FlashCast Services shall be used only in the performance of this Agreement, unless otherwise authorized in writing by Verizon Wireless. InfoSpace shall adequately protect all such material and property, and shall deliver or return it to Verizon Wireless or otherwise dispose of such property as directed by Verizon Wireless. InfoSpace shall be responsible for any loss of or damage to materials or property owned by Verizon Wireless, or its licensors or lessors while in InfoSpace’s possession or control.

Title to all materials and property InfoSpace provides to Verizon Wireless in connection with this Agreement shall remain in InfoSpace or, if applicable, its licensors or lessors. Any materials or property InfoSpace provides to Verizon Wireless, and any materials or property of InfoSpace that otherwise comes into Verizon Wireless’ possession or control in connection with the FlashCast Services shall be used only in the performance of this Agreement, unless otherwise authorized in writing by InfoSpace. Verizon Wireless shall adequately protect all such material and property, and shall deliver or return it to InfoSpace or otherwise dispose of such property as directed by InfoSpace. Verizon Wireless shall be responsible for any loss of or damage to materials or property owned by InfoSpace, or its licensors or lessors while in Verizon Wireless’ possession or control.

6.2	Hardware and Software.

Verizon Wireless has obtained all necessary rights for InfoSpace to use the Hardware and Software set forth on Schedule 1 as contemplated by this Work Order. Subject to the terms of this Work Order and the Agreement, Verizon Wireless hereby grants to InfoSpace a limited worldwide right and license to access and use the Hardware and Software for the sole purpose of providing the FlashCast Services as provided herein.

6.3	Content

6.3.1.	FlashCast Content License.

Verizon Wireless shall obtain all necessary rights for InfoSpace to use the FlashCast Content as described in this Work Order including all attachments. Verizon Wireless grants to InfoSpace a limited, nonexclusive, non-transferable license to copy, store, display, transmit, distribute and sell FlashCast Content solely for the purpose of providing the Verizon Wireless Flashcast Service to Users in accordance with this Agreement, expressly without the right of further sublicense of any of the foregoing.

6.3.2	Content License Restrictions.

6.3.2.1	Nothing in Section 6.3.1 above shall be interpreted as granting InfoSpace any greater rights or authorizations than are granted to Verizon Wireless pursuant to its licensing agreements with Content Providers. InfoSpace shall have no right to reproduce or sub-license, re-sell or otherwise distribute all or any portion of FlashCast Content to any person in any form or any manner other than as necessary or appropriate in providing access to the Verizon Wireless Flashcast Service in accordance with this Work Order, including its attachments, and the Agreement.

6.3.2.2

Unless authorized by Verizon Wireless in writing, InfoSpace shall not alter or modify any FlashCast Content, engage in framing of FlashCast Content, insert or allow or enable others to insert any pop-up windows, tool bars, consoles or other visual or audio items or use or allow or enable others to use any other techniques that alter the placement, appearance or presentation of FlashCast Content on any Web Site or any FlashCast Wireless Device or the Verizon Wireless FlashCast Service. As used in this paragraph, “framing” means a method of constructing a web page such that the FlashCast Content within the frame may operate independently of the content outside the frame, and “pop-up window” means a new window that contains content not expressly authorized or provided by Verizon Wireless that is launched on top of the FlashCast Content. 6.3.2.3 Subject to the terms set forth in Section 4 and Exhibit S of the Agreement, except to the extent required to meet the specifications set forth in the FlashCast SOW,

InfoSpace will not record, monitor or disclose any User’s use of any FlashCast Content unless instructed to do so in writing by Verizon Wireless, or as required by law, regulation, or court order or as necessary to cooperate with a lawful order or demand of law enforcement officials.

6.3.2.3	Infospace shall use commercially reasonable efforts to ensure that no unauthorized third parties are able to gain access to and/or utilize the Verizon Wireless Flashcast Service to generate and send content of any kind, including, but not limited to, unsolicited commercial messages. For purposes of this section, “commercially reasonable efforts” include, by way of example and not limitation, the prompt removal by Infospace of any content it learns violates this section, with written notice to Verizon Wireless of such removal(s).

6.3.2.4	Infospace shall not itself place any advertisements on the FlashCast Services without the prior written consent of Verizon Wireless. For the avoidance of doubt, the Parties acknowledge and agree that InfoSpace shall not control, nor be obligated to control, the content (including advertising content) provided to InfoSpace by Verizon Wireless or third parties at Verizon Wireless direction for distribution via the FlashCast Services.

6.4	Work Product

6.4.1	InfoSpace agrees that the deliverables set forth in the FlashCast SOW, including but not limited to all notes, designs, reports and drafts thereof, constitute “Verizon Wireless Work Product”. InfoSpace hereby agrees that all such Verizon Wireless Work Product are works made for hire exclusively for Verizon Wireless under the copyright laws of the United States and shall become and remain the exclusive property of Verizon Wireless, and Verizon Wireless shall have the rights to use such for any purpose without any additional compensation to InfoSpace.

6.4.2	In the event any Verizon Wireless Work Product shall not be deemed to be a work made for hire exclusively for Verizon Wireless under the copyright laws of the United States, InfoSpace hereby assigns and agrees to assign to Verizon Wireless its entire right, title and interest in and to (including the right to reproduce, modify, display, produce derivative works of, translate, publish, sell, use, dispose of, and to authorize others so to do, and the right to copyright and to register such copyright in Verizon Wireless’ or its nominee’s name) all Verizon Wireless Work Product. InfoSpace further agrees to assist Verizon Wireless in every proper way to protect Verizon Wireless Work Product, including, but not limited to, signing patent and copyright applications, oaths or declarations, and assignments in favor of Verizon Wireless relating to the

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Work Product, as well as such ancillary and confirmatory documents as may be required or appropriate to insure that such title is clearly and exclusively vested in Verizon Wireless, within the United States and in any and all foreign countries. InfoSpace further agrees to assist and cooperate with all efforts to enforce the rights of Verizon Wireless in such property against any third parties.

6.4.3	Background Materials. Verizon Wireless acknowledges and agrees that Verizon Wireless Work Product does not include any Background Materials. InfoSpace hereby grants Verizon Wireless a nonexclusive, royalty free, non-transferable, limited license to use the Background Materials set forth on Schedule 5 during the Term as necessary to use the Verizon Wireless Work Product in connection with the FlashCast Services. To the extent that InfoSpace develops Verizon Wireless Work Product that requires the use of Background Materials in the future, InfoSpace will identify such Background Materials in the applicable Work Order and will grant Verizon Wireless an appropriate license to use such Background Materials in connection with such Verizon Wireless Work Product.

6.4.4	InfoSpace warrants and represents that it has or will have the right, through written agreements with all employees performing FlashCast Services under or in connection with this Agreement, to secure for Verizon Wireless the rights called for in this Section 6. Further, in the event InfoSpace uses any subcontractor, consultant or other third party to perform any of the Services contracted for by this Agreement, InfoSpace agrees to enter into such written agreements with such third party, and to take such other steps as are or may be required to secure for Verizon Wireless the rights called for in this Section.

6.4.5	With the exception of the Verizon Wireless Work Product which shall be owned by Verizon Wireless as set forth above, the ownership of all Intellectual Property used or developed by either Party in connection with the FlashCast Services shall be governed by Section 12.1 and Section 12.2 of the Agreement.

7.	USE OF MARKS.

7.1	Subject to the terms of Section 12.5 of the Agreement, InfoSpace hereby grants Verizon Wireless the personal, non-exclusive, limited-term, non-transferable revocable (upon 30 days written notice) right to use, reproduce, publish and display the InfoSpace Trademarks in connection with the development, use, reproduction in promotional and marketing materials, FlashCast Content directories and indices, and electronic and printed advertising, publicity, newsletters and mailings about Verizon Wireless and its relationship with InfoSpace.

7.2	Subject to the terms of section 12.5 of the Agreement Verizon Wireless hereby grants InfoSpace the personal, non-exclusive, limited-term, non-transferable, revocable (upon 30 days written notice) right to use, reproduce, publish, and display Verizon Wireless Trademarks in connection with the provisioning of the FlashCast Services.

8.	Indemnification.

With respect to the FlashCast Services, the following shall apply in place of Section 11.5 of the Agreement.

Indemnification

(a) InfoSpace shall indemnify, defend and hold harmless Verizon Wireless, its parents, subsidiaries and Affiliates, and its and their respective directors, officers, employees, and agents (“Verizon Indemnified Parties”) from any third party claims, demands, lawsuits, liabilities, expenses (including, but not limited to, reasonable fees and disbursements of counsel and court costs), judgments, settlements (provided such settlements have been approved by InfoSpace) and penalties of every kind that may be (i) based on any material supplied by InfoSpace or its authorized representative with respect to or in the Portal Services, excluding material supplied to InfoSpace by Verizon Wireless, including claims (A) arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, copyright, trade secret or any actual or alleged violation of any other intellectual property or proprietary rights arising from or in connection with any material or service supplied by InfoSpace with respect to the FlashCast Services (excluding the Hardware and Software, unless such Claim arises from InfoSpace’s use of such Hardware or use of Software other than in accordance with the licenses granted) under this Work Order, (B) that InfoSpace is not the sole and exclusive owner of, or that it does not have the express written right to the FlashCast Services and all other materials provided by InfoSpace under the terms of this Agreement, (C) that materials are factually inaccurate in any material respect, or (D) that materials contain information, instructions or formulas that are injurious to a Third Party’s physical well-being, or that defames or disparages a Third Party, (ii) arising from any act or omission by InfoSpace or its authorized representative in connection with its performance under this Work Order violates any applicable law or regulation; (iii) a claim that, if true, would constitute a breach of a warranty, representation or covenant of InfoSpace as set forth in this Agreement, and/or (iv) a claim that InfoSpace has misused any Verizon Wireless User Data . The foregoing indemnification shall apply whether InfoSpace or a Verizon Indemnified Party defends such Claim and whether the Claim arises or is alleged to arise out of the sole acts or omissions of InfoSpace (and/or any subcontractor of InfoSpace) or out of the concurrent acts or omissions of InfoSpace (and/or any subcontractor of InfoSpace) and any Indemnified Parties. InfoSpace further agrees to bind its subcontractors, if any, to similarly indemnify, hold harmless, and defend the Indemnified Parties.

(b) Without limitation of the foregoing, if sale, use or if applicable, distribution, of the products or FlashCast Services becomes subject to an infringement Claim as set forth in subsection (i) above, InfoSpace shall, at InfoSpace’s option and InfoSpace’s expense,:

i.	Procure for Verizon Wireless the right to use the FlashCast Services (including related products furnished hereunder);

ii.	Replace the FlashCast Services (including related products furnished hereunder) with equivalent, non-infringing products and/or FlashCast Services; or

iii.	Modify the FlashCast Services (including related products furnished hereunder) so they become non-infringing.

iv.	In the event that it is not commercially reasonable for InfoSpace to achieve (i), (ii) or (iii) above, InfoSpace may remove the infringing component(s) of the FlashCast Services and refund the corresponding fees paid by Verizon Wireless to InfoSpace for such component(s).

(c) Verizon Wireless shall indemnify, defend and hold harmless InfoSpace its parents, subsidiaries, and its and their respective directors, officers, employees and agents (“Infospace Indemnified Parties”) from and against third party claims, demands, lawsuits, liabilities, expenses (including, but not limited to, reasonable fees and disbursements of counsel and court costs), judgments and settlements (provided such settlements have been approved by Verizon Wireless) (i) arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, copyright, trade secret or any actual or alleged violation of any other intellectual property or proprietary rights arising from or in connection with the FlashCast Content and any other materials provided by Verizon Wireless for use in connection with the FlashCast Services (including the Hardware and Software, except where Infospace is obligated to indemnify Verizon Wireless as set forth above), ***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***. The foregoing indemnification shall apply whether Verizon Wireless or an Infospace Indemnified Party defends such Claim and whether the Claim arises or is alleged to arise out of the sole acts or omissions of Verizon Wireless (and/or any subcontractor of Verizon Wireless) or out of the concurrent acts or omissions of Verizon Wireless (and/or any subcontractor of Verizon Wireless) and any Indemnified Parties.

(d) For purposes of this subsection (d) Indemnifying Party shall mean the Party having indemnification obligations pursuant to Sections 8(a) and/or 8(c) above and “Indemnified Party” shall mean as applicable, Verizon Indemnified Party or Infospace Indemnified Party. The Indemnified Party will provide the Indemnifying Party with prompt, written notice of any written Claim covered by this indemnification and will cooperate appropriately with the Indemnifying Party in connection with its evaluation of such Claim. The Indemnifying Party shall defend any Indemnified Party, at the indemnified Party’s request, against any Claim. Promptly after receipt of such request, the Indemnifying Party shall assume the defense of such Claim with counsel reasonably satisfactory to the Indemnified Party. In consultation with and subject to the approval of the Indemnifying Party, the Indemnified Party shall have the right, to employ separate counsel to provide input into the defense, at the Indemnified Party’s own cost. The Indemnifying Party shall reimburse the Indemnified Party, ***, for any payments made or loss suffered by it at any time after the date of tender, based upon the judgment of any court of competent jurisdiction or pursuant to a reasonable, good faith and bona fide compromise or settlement of claims, demands, or actions, in respect to any damages to which the foregoing relates. The Indemnifying Party shall not settle or compromise any such Claim or consent to the entry of any judgment without the prior written consent of each Indemnified Party and without an unconditional release of all claims by each claimant or plaintiff in favor of each Indemnified Party.

9.	Press Release. The Parties agree to issue, promptly upon the launch of the Verizon Wireless FlashCast Services, a joint press release announcing the launch of the Verizon Wireless FlashCast Services and their relationship, provided that neither Party shall issue any such press release without the prior written consent of the other Party. Requests for consent of Verizon Wireless shall be sent to

Vice President — Corporate Communications

Verizon Wireless

One Verizon Way

VC43E062

Basking Ridge, New Jersey 07920

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

List of Attachments, attached hereto and incorporated herein

Attachment Reference	Attachment Name
Attachment 1	Statement of Work
Attachment 2-A	Network Service Level Agreement
Attachment 2-B	Information Technology Service Level Agreement
Attachment 2-C	Information Technology Interface Terms & Conditions
Attachment 3	Pricing
Attachment 4	Master Test Plan
Attachment 5	FlashCast Release Process
Attachment 6	Training

Schedule 1	Hardware & Software Purchased by Verizon Wireless
Schedule 2	Hardware & Software Purchased by InfoSpace
Schedule 3	FlashCast Wireless Devices
Schedule 4	Documentation
Schedule 5	Background Materials

Matter Number 710-30079-2007

AMENDMENT NUMBER 3

TO

AGREEMENT NUMBER 750-67761-2004

BETWEEN

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS

AND

INFOSPACE MOBILE, INC.

f/k/a PREMIUM WIRELESS SERVICES USA, INC.

A WHOLLY OWNED SUBSIDIARY OF INFOSPACE, INC.

1.	PARTIES

This Amendment Number 3 (“Third Amendment”) to the WAP 2.0 Hosting Agreement dated June 24, 2004, (as amended, the “Agreement”), by and between InfoSpace Mobile, Inc. f/k/a Premium Wireless Services USA, Inc., a California corporation and wholly owned subsidiary of InfoSpace, Inc., with offices at 601 108th Avenue NE, Suite 1200, Bellevue, WA 98004 (“InfoSpace”) and Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership, having an office and principal place of business at One Verizon Way, Basking Ridge, NJ 07920 (“Verizon Wireless”), is made and entered into on and as of the date of execution by the last signing Party (the “Third Amendment Effective Date”).

2.	AMENDMENT OF AGREEMENT.

a.	Exhibit A shall be amended by adding the following definitions:

“Advertisement” shall mean a notice displayed as a banner on Phone Pages designed to attract public attention, or to promote the sale of a product or service.

*** or *** means the Third Party providing Advertisements that InfoSpace will make accessible through the Mobile Web 2.0 deck and display on Phone Pages in accordance with Work Order No. 29 agreed to by the parties on or about December 14, 2006.

b.	Section 1.4 (“Products and Services”) of Exhibit H-1 shall be amended by adding the following to Table 1 – Scope of Products and Services.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Matter Number 710-30079-2007

***

“*** System” means the platform, including all hardware, software and associated networking capabilities, owned or licensed and used by *** to send the *** Content to the Phone Pages.

d.	The terms of Work Order No. 29 shall be modified, so as to provide additional clarification, as set forth below:

1.	All uses of the term “Ad” or “Ads” shall be deemed references to the term “Advertisement” as defined in the Agreement.

2.	The term “Advertisement Id” shall mean the unique identifier assigned to a Phone Page hosted by InfoSpace.

3.	The phrase “Updating of *** Ads on Image Server” shall mean that InfoSpace shall provide *** write access to the *** Advertising Servers hosted at InfoSpace in order to enable *** to update the available Advertisements.

4.	References to the term “Apps”, “applications” “application pages” and “pages” shall be deemed references to the term Phone Pages as defined in the Agreement.

5.	The requirement that InfoSpace provide “Unique Ad Ids per Page” shall mean the obligation of InfoSpace to assign a unique Advertisement ID to each category of Phone Page, to enable *** to identify the content and type of page in order to target the Advertisements to be sent to Subscribers by content type.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

2

Matter Number 710-30079-2007

6.	Section 2, Requirements, of the SOW shall be modified by adding an introductory section as follows:

In the initial deployment InfoSpace will host the *** Advertising servers within the same platform from which InfoSpace provides the WAP 2.0 Portal Service, as outlined in the diagram below. InfoSpace will host the *** servers at the InfoSpace’s Data Center until the InfoSpace Data Center is migrated to a new data center at the Savvis facility located in Boston, Massachusetts. Following such migration, InfoSpace shall then connect to the *** System via a direct network connection located within the same data center. In the final deployment phase, the *** servers shall no longer be hosted on InfoSpace’s premises. Verizon Wireless will obtain all necessary rights for InfoSpace to use the *** System as contemplated by this Work Order No. 29.

The Advertisements will be provided by *** and InfoSpace shall provide *** with access to the Advertising Servers to enable *** to update the available Advertisements as needed, subject to InfoSpace’s network security policies. InfoSpace shall work with *** and Verizon Wireless to ensure effective delivery of the Advertisements. InfoSpace shall also notify *** of any planned or unplanned outages consistent with SLA notification procedures set forth in Exhibit H-1 of the Agreement.

Each time a Subscriber requests a Phone Page view, InfoSpace will call the *** Advertising server, by invoking the *** API and *** will indicate which Advertisement to serve. Advertising images shall be retrieved dynamically for each Subscriber and InfoSpace will place the *** designated Advertisement within the Phone Page the Subscriber requested to be served.

If InfoSpace does not receive notification from *** within Verizon Wireless’ approved time-out period, InfoSpace shall serve a Verizon Wireless Advertisement, provided by Verizon Wireless (a “VZW House Ad”) instead.

InfoSpace will provide monthly tracking of (i) how many *** Advertisements are served and (ii) how many times *** did not respond within the Verizon Wireless approved time-out period resulting in InfoSpace providing a VZW house ad. InfoSpace shall provide the monthly tracking report to Verizon Wireless’ ASP Operations team and Technology Development.

InfoSpace is not responsible for, and shall have no liability with respect to, any interruptions of service or any other performance issues caused by *** or *** hardware and/or software.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

3

Matter Number 710-30079-2007

***

3.	EFFECT OF AMENDMENT.

Unless otherwise explicitly amended herein, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have caused this Amendment Number 2 to be executed by their duly authorized representatives.

CELLCO PARTNERSHIP d/b/a Verizon Wireless		INFOSPACE MOBILE, INC. f/k/a Premium Wireless Services USA, Inc. A Wholly Owned Subsidiary of InfoSpace, Inc.

By:	***	By:	/s/ David Binder
Name:	***	Name:	David Binder
Title:	VP	Title:	VP Finance
Date:	11/20/07	Date:	11/19/07

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

4

Contract Number: AGR-000431-2007

AMENDMENT NUMBER 4

TO

AGREEMENT NUMBER 750-67761-2004

BETWEEN

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS

AND

INFOSPACE MOBILE, INC.

f/k/a PREMIUM WIRELESS SERVICES USA, INC.

A WHOLLY OWNED SUBSIDIARY OF INFOSPACE, INC.

This Amendment Number 4 (“Fourth Amendment”) to the WAP 2.0 Hosting Agreement dated June 24, 2004, as amended by the First Amendment to WAP 2.0 Hosting Agreement, dated August 31, 2004 and the Second Amendment to WAP 2.0 Hosting Agreement, dated April 4, 2007, and the Third Amendment to WAP 2.0 Hosting Agreement, dated November 20, 2007 by and between InfoSpace Mobile, Inc. f/k/a Premium Wireless Services USA, Inc., a California corporation and wholly owned subsidiary of InfoSpace, Inc., with offices at 601 108th Avenue NE, Suite 1200, Bellevue, WA 98004 (“InfoSpace”) and Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership, having an office and principal place of business at One Verizon Way, Basking Ridge, NJ 07920 (“Verizon Wireless”) (as amended, the “Agreement”), is by and between InfoSpace, Motricity, Inc., a Delaware corporation, with offices at 210 West Pettigrew Street, Durham, NC 27701 (“Motricity”) and Verizon Wireless, and is made and entered into on and as of the last date signed by the parties hereto.

WHEREAS, InfoSpace, Inc. and Motricity are entering into an Asset Purchase Agreement pursuant to which certain assets of InfoSpace, including the Agreement, are expected to be transferred to Motricity (the “Transaction”);

WHEREAS, upon the closing of the Transaction, Motricity wishes to assume the rights, and obligations of InfoSpace under the Agreement arising after the closing of the Transaction and to continue to provide the Portal Services to Verizon Wireless in accordance with the terms and conditions of the Agreement;

WHEREAS, all liabilities prior to the closing of the Transaction shall remain with InfoSpace; and

WHEREAS, upon the closing of the Transaction, Verizon Wireless wishes InfoSpace to assign the Agreement to Motricity and for Motricity to replace InfoSpace as the contracting entity to the Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Assignment. Subject to the closing of the Transaction and effective as of the closing date of the Transaction (the “Transaction Closing Date”), InfoSpace hereby assigns to Motricity, and Motricity hereby accepts, all of InfoSpace’s rights, title and interest in and to the

1

Contract Number: AGR-000431-2007

Agreement. In addition, Motricity hereby assumes all of the obligations duties, responsibilities and undertakings to be performed by InfoSpace under the Agreement occurring, arising, accruing or to be accrued from and as of the Transaction Closing Date (the “Assumed Obligations”) and shall fully and timely perform all of the Assumed Obligations in accordance with the Agreement. Verizon Wireless hereby waives all claims against InfoSpace in connection with the Agreement that arise on or after the Transaction Closing Date. InfoSpace represents and acknowledges that it is and shall remain responsible for all matters, of whatever type or character, occurring, arising, accrued or to accrue under the Agreement on or before the Transaction Closing Date and that Verizon Wireless’ consent is without prejudice to any claim pertaining to such matters.

2. Amendment to Agreement. As of the Transaction Closing Date, the Parties hereby agree that Motricity shall replace InfoSpace as the contracting entity to the Agreement and all references to “InfoSpace Mobile, Inc.” or “InfoSpace” shall be deleted and replaced with “Motricity, Inc.” or “Motricity”, respectively. In the event that the Transaction does not close, the Parties agree that this Fourth Amendment shall be of no force or effect.

3. Effect of Amendment. This Fourth Amendment is an integral part of the Agreement. Terms used herein which are defined or specified in the Agreement shall have the meanings set forth therein. If there are any inconsistencies between a specific term or condition of this Fourth Amendment and a specific term or condition of the Agreement, the specific term or condition of this Fourth Amendment shall control, but only to the extent of such inconsistencies. Except as amended hereby, the Agreement shall continue in full force and effect.

SIGNATURES.

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed by their duly authorized officers or representatives.

CELLCO PARTNERSHIP d/b/a Verizon Wireless		INFOSPACE MOBILE, INC.

By:	***	By:	/s/ David Binder
Name:	***	Name:	David Binder
Title:	VP	Title:	VP Finance
Date:	11/20/2007	Date:	11/19/2007

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

2

Contract Number: AGR-000431-2007

MOTRICITY, INC.

By:	/s/ Ryan K. Wuerch
Name:	Ryan K. Wuerch
Title:	CEO
Date:	11/17/2007

3

Matter Number: AGR-001660-2009

AMENDMENT NUMBER 5

TO

AGREEMENT NUMBER 750-67761-2004

BETWEEN

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS

AND MOTRICITY, INC.

This Amendment Number 5 (the “Fifth Amendment”) to the WAP 2.0 Hosting Agreement dated June 24, 2004, as amended by the First Amendment to WAP 2.0 Hosting Agreement, dated August 31, 2004, the Second Amendment to WAP 2.0 Hosting Agreement dated May 14, 2007, the Third Amendment to WAP 2.0 Hosting Agreement dated November 20, 2007, and the Fourth Amendment to WAP 2.0 Hosting Agreement dated November 20, 2007 (as amended, (the “Agreement”), by and between Motricity, Inc., a Delaware corporation, with offices at 601 108th Avenue NE, Suite 900, Bellevue, WA 98004 (“Motricity”) and Cellco Partnership d/b/a/ Verizon Wireless, a Delaware general partnership, having an office and principal place of business at One Verizon Way, Basking Ridge, NJ 07920 (“Verizon Wireless”), is made and entered into on and as of the date of execution by the last signing Party but taking retroactive effect to and including December 1, 2008 (“Effective Date”).

1.	AMENDMENT OF AGREEMENT.

1.1	The purpose of this Fifth Amendment is to modify the Page View forecast set forth in Table 2 of Section 3(1) of revised Exhibit D as set forth in the Second Amendment (#710-30429-2007) to the Agreement.

1.2	The aforementioned Table 2 is hereby deleted in its entirety and replaced with the following:

***	***	***
4Q06	***	***
1Q07	***	***
2Q07	***	***
3Q07	***	***
4Q07	***	***
1Q08	***	***
2Q08	***	***
3Q08	***	***
4Q08	***	***
1Q09	***	***
2Q09	***	***
3Q09	***	***
4Q09	***	***
1Q10	***	***

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

1

Matter Number: AGR-001660-2009

2.	EFFECT OF AMENDMENT.

This Fifth Amendment is an integral part of the Agreement. Terms used herein which are defined or specified in the Agreement shall have the meanings set forth therein. If there are any inconsistencies between a specific term or condition of this Fifth Amendment and a specific term or condition of the Agreement, the specific term or condition of this Fifth Amendment shall control.

Except as amended hereby, the Agreement shall continue in full force and effect.

3.	SIGNATURES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives.

CELLCO PARTNERSHIP d/b/a Verizon Wireless		Motricity, Inc.

By:	***	By:	/s/ Ryan Wuerch
Name:	***	Name:	Ryan Wuerch
Title:	***	Title:	Chairman & CEO
Date:	10/2/2009	Date:	4/22/2009

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

2

Matter Number: AGR-001660-2009

AMENDMENT NUMBER 6

TO

AGREEMENT NUMBER 750-67761-2004

BETWEEN CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS

AND

MOTRICITY, INC

This Amendment Number 6 (“Sixth Amendment”) to the WAP 2.0 Hosting Agreement dated June 24, 2004, as amended by the First Amendment, dated August 31, 2004 and the Second Amendment, dated May 14, 2007, and the Third Amendment, dated November 20, 2007 and the Fourth Amendment, dated November 20, 2007 and the Fifth Amendment, dated June 13, 2009 (as amended, the “Agreement”), by and between Motricity, Inc. a Delaware corporation, with offices at 601 108th Avenue NE, Suite 900, Bellevue, WA (“Motricity”) and Cellco Partnership d/b/a Verizon Wireless, A Delaware general partnership, having an office and principal place of business at One Verizon Way, Basking Ridge, NJ 07920 (“Verizon Wireless “), is made and entered into on and as of the date of execution by the last signing Party (“Sixth Amendment Effective Date”).

1.	AMENDMENT OF AGREEMENT.

1.1	Section 8.1 of the Agreement “Term” shall be deleted in its entirety and replaced with the follows:

“Term. The term of this Agreement shall commence on the Effective Date and unless earlier terminated pursuant to the terms of this Agreement, shall end July 31, 2010 (the “Term”). The Term shall be automatically renewed for successive 6-month periods unless either Party provides written notice of termination to the other Party at least sixty (60) days prior to the end of the Term or any subsequent renewal period.”

1.2	A new Section B.2 is added as follows:

2.	SELF-HOSTING

Upon *** prior written notice to Motricity, and subject to the execution of a mutually agreed license agreement, which may be in the form of an amendment to this Agreement, Verizon Wireless, may elect to host the Motricity proprietary software that supports the Portal Services at one or more facilities maintained by Verizon Wireless (“Self-Host”). If Verizon Wireless elects to Self-Host it will be responsible for all expenses associated with procuring the necessary hardware and third party software and all expenses associated with licensing, installing, configuring, and operating the Motricity software. The transition of hosting will be performed by the parties in accordance with a schedule and commercial terms to be mutually agreed in a Work Order.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

1

Matter Number: AGR-001660-2009

Within *** of receiving Verizon Wireless’ notice of its desire to Self-Host, Motricity will deliver a list of Motricity proprietary software components to be licensed. Verizon Wireless acknowledges that its ability to Self-Host and make Portal Services available to users may be subject to Verizon Wireless’ ability to obtain sufficient rights in third party technology (such as any third-party software used in connection with the hosting), content and applications.

The parties shall endeavor to negotiate a license agreement for the software within *** of Verizon Wireless’ notice. The license will include the right to use the software in object code only. Each party shall use good faith efforts to reach agreement on licensing terms. If the parties cannot reach agreement, this Agreement will remain in effect unless terminated in accordance with its terms.

2.	EFFECT OF AMENDMENT.

This Sixth Amendment is an integral part of the Agreement. Terms used herein which are defined or specified in the Agreement shall have the meanings set forth therein. If there are any inconsistencies between a specific term or condition of this Sixth Amendment and a specific term or condition of the Agreement, the specific term or condition of this Sixth Amendment shall control. Except as amended hereby, the Agreement shall continue in full force and effect.

3.	SIGNATURES.

IN WITNESS WHEREOF, the Parties hereto have caused this Sixth Amendment to be executed by their duly authorized officers or representative

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS		MOTRICITY, INC

BY:	***	BY:	/s/ Ryan Wuerch
NAME:	***	NAME:	Ryan Wuerch
TITLE:	***	TITLE:	Chairman & CEO
DATE:	10/2/2009	DATE:	8/21/2009

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

2

Matter Number 710-30079-2007

FORM OF WORK ORDER

Work Order No. 84

to WAP 2.0 Hosting Agreement

Motricity Inc., (“Motricity”) will perform the following additional Portal Services for Cellco Partnership d/b/a Verizon Wireless (“Verizon Wireless”) under the terms and conditions of that certain WAP 2.0 Hosting Agreement, Contract No. 750-67761-2004, dated 6/24/04, as amended, between Motricity and Verizon Wireless (the “Agreement”). In consideration of the additional Portal Services described below, Verizon Wireless will pay to Motricity the amount(s) set forth below on or before the date(s) set forth below.

Task Description - Mobile Web 3.0 User Subscription Fee		Target Date

Motricity shall provide access to the Mobile Web 3.0 Portal Services provided by Motricity to Verizon Wireless under Work Order No. 77. Such services shall be referred to herein as the “Mobile Web 3.0 Portal Services.”

Motricity agrees to provide access to the Mobile Web 3.0 Portal Services per the volume schedule below:

Launch Internet Explorer Browser.lnk

Production launch targeted on or before Sept 8th, 2009.

Month	Maximum Users
October 2009	***
November 2009	***
December 2009	***
January 2010	***
February 2010	***
March 2010	***
April 2010	***
May 2010	***
June 2010	***
July 2010	***
August 2010	***
Sept 2010	***

For purposes of this Work Order No. 84, a User is defined as a unique subscriber, as identified by his/her Mobile Directory Number (“MDN”), who has accessed the Mobile Web 3.0 Portal Services provided as part of Work Order 77 during a calendar month of the Term.

Unforseen Volume Protection. In the case the actual Users in a given month exceeds the Maximum users forecast in the table above, the parties agree to work together in good faith to agree upon terms for supporting the incremental Users.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

1

Matter Number 710-30079-2007

Amount:		Payment Terms:
In consideration for Motricity providing Users with access to the Mobile Web 3.0 Portal Services, Verizon Wireless shall pay Motricity the subscription fees outlined below for each calendar month during the Term that the Mobile Web 3.0 Portal Services are made available under Work Order No. 77 (“User Subscription Fee”). For clarity, the User Subscription Fee is not an additional hosting fee as described in Section 8, Exhibit D of the Agreement, but provides a term license to Motricity’s Mobile Web 3.0 Portal Services.		In accordance with Section 3 Payments of the Agreement
Month	Monthly User Subscription Fee
Launch through December 2009	***
January through April 2010	***
May through July 31, 2010	***

Motricity shall invoice Verizon Wireless the user Subscription Fee following each calendar month of the Term that the Mobile Web 3.0 Portal Services are made available, and Verizon Wireless shall pay such invoice in accordance with the terms and conditions set forth in the Agreement.

Motricity shall commence invoicing Verizon Wireless the User Subscription Fee following the delivery of the Mobile Web 3.0 Portal Services described in Work Order 77.

CELLCO PARTNERSHIP d/b/a Verizon Wireless	Motricity, Inc.

***	/s/ Ryan Wuerch
By (signature)	By (signature)
***	Ryan Wuerch
Name	Name
Executive Director	Chairman & CEO
Title	Title

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

2